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DEAN INVESTMENT ASSOCIATES
Dean Family of Funds


                              Large Cap Value Fund
                              Small Cap Value Fund
                                 Balanced Fund
                            International Value Fund




                                  Annual Report
                                 March 31, 2000

CHAIRMAN AND PRESIDENT'S LETTER

To Investors in the Dean Family of Funds
Thank you for choosing the Dean Family of Funds to help you achieve your long-term investment objectives. We recognize that the past year has perhaps tested your patience as the value style of investing has been out-of-favor in the marketplace. Our portfolio managers, however, are more enthusiastic than ever about the opportunities the market has created for shareholders to purchase high quality, innovative, market-leading businesses at tremendous valuations. We remain extremely confident that the investments made today in the Dean Funds will reward our shareholders well into the future.

We invite you to read on as we outline what has happened in the markets during the past year to create these compelling valuations and what we believe the future has in store for financial assets. Following this letter are the individual reports from our portfolio managers that provide invaluable insights into the investment discipline and holdings for each of our Funds.

Market Review
The year was characterized by a strong economic expansion both domestically and across most of the globe. However, investors and monetary policymakers grew increasingly concerned during the year that this vigorous economic activity would put upward pressure on prices. Indeed, although it remained at relatively low levels, inflation did accelerate prompting the Federal Reserve to raise interest rates on multiple occasions. As the Fed adopted a tightening bias on the interest rate front, it simultaneously pumped up the money supply going into the New Year due to Y2K concerns. These contradictory policies muted the effects of their actions, and we believe may lengthen the tightening process.

Bonds, of course, posted negative returns for the year due to their inverse relationship with interest rates. As usual, price declines were greatest for long-term bonds and less for short-term issues. On the surface, it appeared that the equity market applauded the strong economic picture. Masked by strong performance in the major market averages, however, has been an amazing divergence in stock performance. Prices soared toward the end of 1999 for most technology-related stocks while virtually every other segment of the market languished. Indeed, more than 60% of all stocks listed on the New York Stock Exchange and about 50% of those listed on the NASDAQ market declined during the year. Furthermore, about a third of the stocks on both exchanges fell by greater than 20%. Perhaps even more surprising than this divergence was the fact that it occurred in a rising interest rate environment, which tends to depress stock prices, especially growth stocks, because it discounts the present value of future earnings.

Market Outlook
The temptation for investors to chase hot performance has been more intense than ever during the past year. More and more dollars have been chasing an ever-narrowing list of "can't lose" stocks, which in the short-term creates a self-fulfilling prophecy. During these volatile times we must remind ourselves of the most important tenant of investing: Emotions drive stock prices over the short-term - Fundamentals and Valuations drive stock prices over the long-term. Recently, investors have been mesmerized by the prospects for growth in revenue and profits among some technology stocks, but have chosen to ignore the actual profits of other companies. The companies whose stocks we hold in the Dean Funds generally have solid track records of growth and profitability. While there is little argument that great opportunities will be born from the proliferation of the Internet and wireless communication, the ultimate financial beneficiaries of these technologies have yet to be decided. In fact, it appears that traditional industries may reap many of the benefits of e-business by exploiting new distribution channels and cost containing measures.

Although the first quarter of the new millenium began in much the same fashion as last year ended, we have since witnessed a sharp reversal of this trend with the broader market, and value stocks in particular, outperforming the major averages at the time of this writing. Of course, financial markets are ever cyclical. Stocks of all styles, sizes, and sectors rotate in and out of favor in unpredictable fashion. That is why we recommend investors maintain well diversified portfolios of attractively valued securities, such as those in our Family of Funds, to provide a solid foundation for long-term investment success.

Sincerely,


/s/                                                  /s/

Chauncey H. Dean                                     Stephen M. Miller
Chairman of the Board and Chief Executive Officer    President
C.H. Dean & Associates, Inc.                         Dean Family of Funds

                            DEAN LARGE CAP VALUE FUND

Performance Review
For the fiscal year 2000, the Dean Large Cap Value fund posted a total return of 4.4% versus the Russell 1000 Value Index return of 6.3%. Value stocks remained out-of-favor for most of the period as the market continued to focus on growth at what seemed like any valuation. The Fund performed slightly below the benchmark for the year due to its overweighted position in what has been dubbed "old economy" stocks.

Although internet-related stocks dominated the market over the period, the Large Cap Value Fund maintained its focus on risk management and its traditional value discipline. While we are enthusiastic about the opportunities that new technologies continually have to offer, we view individual stocks as the present value of their future stream of net income. Consequently, we have favored companies with long histories of profitability and strong cash flows. Furthermore, we like to buy the stocks of these businesses at valuations below that of the overall market. It is exactly these types of values that the market has been ignoring over the past year.

Portfolio Holdings
We own stocks of companies that should benefit directly from the proliferation of the Internet such as Intel and Hewlett-Packard. We also own companies that should benefit indirectly from their use of the Internet. In fact, many of the "old economy" companies should benefit from the net behind the scenes by making their operations more efficient. Finally, we own companies that really should not be impacted at all by the Internet. For example, Vulcan Materials, the fund's second largest holding is far from glamorous - they are in the business of selling crushed rock. But then consider that federal road construction in the areas where it operates is scheduled to rise by over 50%, and a generally healthy economy is fueling demand for commercial construction. It strikes us as highly unlikely that anybody will displace them by selling "e-rock" over the Internet.

Another area of concentration in the Fund is the oil service and offshore drilling area, which occupy our first and third largest holdings. We expect that the price of oil is likely to remain in the mid-$20s. At that level, oil companies with have ample cash flow to explore for new oil. Big new oil fields are more likely to be discovered in deep water than any other place. The drop in oil prices two years ago greatly curtailed exploration activity, so there is plenty of pent up demand to find new oil supplies. As they start to drill, these companies are very well positioned to benefit from both rising demand and prices.

Interest rates have been rising for almost a year now. While this has hurt the relative performance of the financial services firms we hold, most of them are relatively unaffected by rising rates at an operational level. Some, such as MGIC Investment actually see their earnings increase in a rising interest rate environment. We suspect that we are probably in the 7th inning of this round of Fed rate increases. Our financial stocks have a very attractive combination of growing earnings and low valuations. Our nine major financial holdings have an average price-to-earnings ratio, based on this year's expected earnings, of only 12.0x which is less than half that of the S&P 500 despite an average expected growth rate of 11%. This is coupled with a dividend yield that is twice that of the S&P 500.

Outlook
Over the last few weeks, the market has begun to recognize value stocks. We will continue to stubbornly practice our disciplined value approach, knowing that in the end, old fashioned virtues like earnings, book value, dividends and strong balance sheets will be rewarded.

================================================================================

                                [GRAPH OMITTED]

           Comparison of the Change in Value of a $10,000 Investment
      in the Dean Large Cap Value Fund - Class A*, the Russell 1000 Index
                        and the Russell 1000 Value Index

                                        from May 28, 1997 to March 31, 2000
                                        ------------------------------------
Dean Large Cap Value Fund                            $ 10,865
Russell 1000                                         $ 18,696
Russell 1000 Value                                   $ 14,942

                         Average Annual Total Returns**
                              1 Year         Since Inception*
               Class A         4.38%              4.93%
               Class C         1.38%              0.81%

*The chart above represents performance of Class A shares only, which will vary from the performance of Class C shares based on the difference in loads and fees paid by shareholders in the different classes. The initial public offering of Class A shares commenced on May 28, 1997, and the initial public offering of Class C shares commenced on August 19, 1997.

**Total return above is presented without the effect of sales load or contigent deferred sales charges. Had the charges been incurred, total returns would be as follows:

                              1 Year         Since Inception**
               Class A        -1.10%              2.96%
               Class C         0.38%              0.81%

================================================================================

                            DEAN SMALL CAP VALUE FUND

Performance Review
The past year was a difficult one for small cap investors with a deep value orientation such as your fund. For the year ending March 2000, the Small Cap Value Fund returned -0.53% and the benchmark Russell 2000 Value posted a 13.2% return. The Fund's underperformance versus its benchmark was a result of owning stocks with extremely low valuations. There existed an inverse relationship during the period between valuation and performance. Even within the Russell 2000 Value benchmark, it was the most expensive stocks that posted the best returns.

Investors have just started to pay attention to valuations, earnings, and fundamentals. This environment bodes well for your fund because, historically, a strategy of investing in small capitalization companies with very low prices relative to net income, revenue, and assets has proved to be very profitable over the long term.

Portfolio Holdings
In selecting individual securities for the Fund, we remain true to our discipline and see many compelling opportunities in this market segment. Incredibly, many of the fund's stocks would still be cheap at twice their price. To give you an idea of just how inexpensive the stocks in the Fund are consider that the average price-to-earnings ratio of the Fund is only 7.6 versus 27 for the S&P 500 Index. The average price-to-book value ratio is only 80% vs. 657% for the S&P 500 Index. The stocks in the fund yield 2.9% versus the S&P 500 Index, which yields only 1.2%.

For example, we own several "old economy" stocks that do not offer the sizzle of a dot.com, but provide the substance of earnings and profitability. Namely, the homebuilding and real estate investment trust (REIT) sectors represent over 20% of the portfolio. These industries trade at substantial discounts to the market yet offer compelling fundamentals and valuations.

Clearly there are sectors of the market in which we invested that have not worked out for us yet. For example, we think that the long- term demographic trends strongly favor the nursing home industry. However, over the short term, changes in the way the government pays for Medicare patients have been painful for these companies. Clearly the pain has lasted much longer and been more severe than we anticipated. However, more and more people are entering the age when they will need to go to nursing homes, and there is nothing that is likely to change that fact. We fully expect these stocks to be resurrected. At current prices they could rise several fold before they reached their former peaks.

Outlook
We are well  aware  that  this  past  year has been  distinctly  unpleasant  for disciplined value investors. This, however, is not unprecedented. Any disciplined and sound investment strategy will fail to produce the expected investment results over a given short period of time. Similarly, a sound and disciplined investment strategy will be positioned to produce very satisfying investment results when the market environment changes as markets always do.

We remain convinced that the last few years will prove to be the anomaly, not the previous fifty years. In our opinion, today's Small Cap Value stocks offer a very compelling opportunity for investors. Expectations are low, valuations are very low, and the potential for improvement is strong. Since March 2000, the market has started to reward patient, fundamental investors who place a premium on value. We believe that this change will become a trend and benefit the fund.

================================================================================

                                [GRAPH OMITTED]

           Comparison of the Change in Value of a $10,000 Investment
      in the Dean Small Cap Value Fund - Class A*, the Russell 2000 Index
                        and the Russell 2000 Value Index

                                        from May 28, 1997 to March 31, 2000
                                        ------------------------------------
Dean Small Cap Value Fund                            $ 9,655
Russell 2000                                         $ 14,651
Russell 2000 Value                                   $ 11,539

                         Average Annual Total Returns**
                              1 Year         Since Inception*
               Class A        -0.53%              0.67%
               Class C        -1.11%             -3.47%

*The chart above represents performance of Class A shares only, which will vary from the performance of Class C shares based on the difference in loads and fees paid by shareholders in the different classes. The initial public offering of Class A shares commenced on May 28, 1997, and the initial public offering of Class C shares commenced on August 19, 1997.

**Total return above is presented without the effect of sales load or contigent deferred sales charges. Had the charges been incurred, total returns would be as follows:

                              1 Year         Since Inception**
               Class A        -5.85%             -1.23%
               Class C        -2.26%             -3.47%

================================================================================

                               DEAN BALANCED FUND

Performance Review
The 1999 and early 2000 U.S. stock market has left many veteran investors speechless and puzzled. The speed of the rise in many of the technology and telecommunications related stocks has been as amazing as the violent fall of most other stocks. Indeed, until around early March, most U.S. stocks had been declining since April 1998. The popular market averages, led by the NASDAQ Composite, have been almost exclusively driven by technology stocks.

Basic investment principles such as price-to-earning ratios and price-to-cash flow ratios were being abandoned. Our portfolio was not an exception. Over the last 12 months, the Fund returned -3.5 %, while the benchmark (60% Russell 1000 Value and 40% Lehman Brothers Intermediate Government/Corporate Bond Index) posted 4.6% return. The difficult environment for our value discipline negatively effected our equity investments while the generally rising trend in interest rates held back the performance of the fixed income investments in the Fund.

Portfolio Holdings
We hold stocks in businesses that are growing and are selling for attractive valuations, providing us the opportunity to grow the invested capital with a moderate level of investment risk. The valuations on the Fund's equity holdings are significantly below the popular averages such as the S&P 500.

Among the largest holdings in the equity portfolio of the balanced fund is HCA-The Health Care Company (HCA). HCA is the largest hospital management company in the U.S. HCA has restructured its portfolio of owned and operated hospitals by selling or spinning-off the under performing or non-core assets. The improved fundamentals are supported by HCA achieving healthy price increases from the managed care companies. Health care related stocks are expected to perform well in the current volatile equity market as earnings should generally be insulated from concerns about interest rates and other economic news.

Another one of the Balanced Fund's largest positions is Tricon Global, the second largest fast food restaurant company in the U.S. The company operates the Pizza Hut, Kentucky Fried Chicken, and Taco Bell chains. Since being spun-off from Pepsi in late 1997, Tricon has met or exceeded its earnings goals and has significantly reduced the debt level with its strong free cash flow. However, the stock market is not currently giving full credit for the tremendous progress made by the company as the shares sell at a very modest multiple to earnings and cash flow.

Asset Allocation
The Fund maintained its stock exposure in the 55% to 60% range during the period while the bond exposure remained around the 35% level with cash investments comprising the remainder of the Fund's net assets.

Outlook
We are confident of the quality of the Fund's holdings. While we are not satisfied with the Fund's recent performance, the market volatility and the disfavor of value stocks in the recent past has allowed us to position the Fund with good businesses at undervalued prices. The sharp reversal in the technology stocks, which began in early March, actually benefited the vast majority of the Fund's stock holdings as the investors selling tech stocks reinvested part of the proceeds into the undervalued areas of the market. Indeed, the Fund's holdings gained value during the brunt of the sharp decline during the March/April period.

================================================================================

                                [GRAPH OMITTED]

           Comparison of the Change in Value of a $10,000 Investment
 in the Dean Balanced Fund - Class A*, the Russell 1000 Index, the Russell 1000 Value Index
      and the Lehman Brothers Intermediate Government/Corporate Bond Index

                                        from May 28, 1997 to March 31, 2000
                                        ------------------------------------
Dean Balanced Fund                                   $ 10,446
Russell 1000                                         $ 18,696
Russell 1000 Value                                   $ 14,942
Lehman Brothers Intermediate Govt/Corp Bond Index    $ 11,696

                         Average Annual Total Returns**
                              1 Year         Since Inception*
               Class A        -3.52%              3.49%
               Class C        -5.24%             -0.12%

*The chart above represents performance of Class A shares only, which will vary from the performance of Class C shares based on the difference in loads and fees paid by shareholders in the different classes. The initial public offering of Class A shares commenced on May 28, 1997, and the initial public offering of Class C shares commenced on August 19, 1997.

**Total return above is presented without the effect of sales load or contigent deferred sales charges. Had the charges been incurred, total returns would be as follows:

                              1 Year         Since Inception**
               Class A        -8.59%              1.55%
               Class C        -6.17%             -0.12%

================================================================================

                          DEAN INTERNATIONAL VALUE FUND


Performance Review
The Dean International Value Fund strongly outperformed both its benchmark and its peer group over the year, returning 69.26% versus the EAFE Index that returned 25.4% and the Morningstar International Fund average of 44.6%.

Portfolio Holdings
Low valuations and opportunities in restructuring companies prompted an overweighting in Japan from a previous underweighted position. Cyclicals, telecommunication, and technology sectors were particularly favored. Star performers included Matsushita Communications, Softbank, and Fujitsu.

The UK continued to be underweighted in view of its unattractive interest rate outlook and the overvaluation of Sterling. The Fund was also underweighted in Continental Europe in view of these markets' valuations and growth prospects.

Throughout the year the Fund was consistently overweighted in technology and telecommunication sectors. Financials, consumer staples, and healthcare sectors were underweighted. This led to substantial outperformance. Some of the biggest percentage gainers in this area were Transiciel, Ericsson and Nortel.

Emerging market exposure was increased as the Fund moved to an overweighted position in the Latin American economies, which started to show signs of improvement, and offered tremendous value.

The strong returns and high valuations of the technology and telecommunication sectors provided the opportunity to reduce holdings in early 2000. Financials, pharmaceuticals, and consumer staples were increased due to compelling valuations. Euro weakness and the appearance of value led to renewed interest in Continental equities.

Outlook
Market volatility has increased recently as monetary policy starts to tighten and excessive increases in some sectors have been retraced. The more defensive sectors continue to look favorable on depressed valuations. The Fund remains committed to core stocks in the technology and telecommunication sectors because of attractive valuations and strong growth prospects. We continue to be positive on the prospects for the global economy, as central banks have begun to tighten monetary policy to engineer a soft landing.

================================================================================
                                [GRAPH OMITTED]

           Comparison of the Change in Value of a $10,000 Investment
                 in the Dean International Value Fund - Class A*
                        and the Morgan Stanley EAFE Index

                                        from October 13, 1997 to March 31, 2000
                                        ------------------------------------
Dean International Value Fund                        $ 19,958
Morgan Stanley EAFE Index                            $ 14,121

                         Average Annual Total Returns**
                              1 Year         Since Inception*
               Class A        69.26%              35.27%
               Class C        68.54%              36.18%

*The chart above represents performance of Class A shares only, which will vary from the performance of Class C shares based on the difference in loads and fees paid by shareholders in the different classes. The initial public offering of Class A shares commenced on October 13, 1997, and the initial public offering of Class C shares commenced on August 19, 1997.

**Total return above is presented without the effect of sales load or contigent deferred sales charges. Had the charges been incurred, total returns would be as follows:

                              1 Year         Since Inception**
               Class A        60.37%              32.35%
               Class C        67.54%              36.18%

================================================================================

DEAN FAMILY OF FUNDS
FUND FACTS



LARGE CAP VALUE FUND

                                    Top Holdings

Diamond Offshore Drilling                           AMBAC, Inc.
Vulcan Materials Co.                                AT&T Corp.
Tidewater Inc.                                      News Corporation Ltd.
Albertson's Inc.                                    Intel Corp.
Honeywell                                           Texaco Inc.

                  Number of Positions..............................46
                  Median Price/Earnings Ratio......................19.2
                  Portfolio Turnover...............................71%






SMALL CAP VALUE FUND

                                    Top Holdings

London Pac Group Ltd.                               Cameron Ashley Bldg Products
Cherry Corp.                                        Beazer Homes USA Inc.
Genesee & Wyoming                                   Exponet Inc.
M/I Schottenstein                                   RFS Hotel Invs Inc.
Winston Hotels Inc.                                 Amercia West Holding Corp Class B

                  Number of Positions..............................111
                  Median Price/Earnings Ratio......................7.3
                  Portfolio Turnover...............................90%

DEAN FAMILY OF FUNDS
FUND FACTS



BALANCED FUND

                               Top Equity Holdings

North Fork Bancopr                                  MGIC Investmetn Corp.
Columbia HCA                                        Exxon Mobil Corp.
Tricon Global                                       Bell Atlantic
Ambac, Inc.                                         Fleet Boston Corp.
Diamond Offshore Drilling                           Tidewater Inc.

                  Number of Positions..............................38
                  Median Price/Earnings Ratio......................17.1
                  Portfolio Turnover...............................196%






INTERNATIONAL VALUE FUND


                                    Top Holdings

Vodafone Airtouch                                   Transiciel
Fujitsu                                             Total Fina
Real Time Systemized Entertainment                  Ericsson
Sony Corp.                                          Glaxo Wellcome
Telesp Celular Participacoes SA                     BCE Inc.

                  Number of Positions..............................87
                  Median Price/Earnings Ratio......................34.6
                  Portfolio Turnover...............................157%




LARGE CAP VALUE FUND
PORTFOLIO OF INVESTMENTS
March 31, 2000

----------------------------------------------------------------------------------------------------------
        Shares      COMMON STOCKS -98.55%                                                        Value
----------------------------------------------------------------------------------------------------------
                    AEROSPACE & DEFENSE - 1.70%

            63      Raytheon Co Class A.............................................$               1,193
        10,000      Raytheon Co Class B.............................................              180,000
                                                                                        -----------------
                                                                                                  181,193
                                                                                        -----------------
                    AGRICULTURAL - 0.47%

         1,000      Potash Corp Saskatch*...........................................               50,000
                                                                                        -----------------

                    AUTO MANUFACTURER - 4.51%

         5,000      Ford Motor Co...................................................              230,625
         5,000      Paccar Inc......................................................              250,000
                                                                                        -----------------
                                                                                                  480,625
                                                                                        -----------------
                    BANKS - 9.37%

         8,000      BB&T............................................................              224,000
         3,000      Chase Manhattan Corp*...........................................              261,563
         8,000      Fleet Boston Corp...............................................              297,000
         8,000      Washington Mutual...............................................              215,500
                                                                                        -----------------
                                                                                                  998,063
                                                                                        -----------------
                    COMPUTER HARDWARE - 5.14%

         2,000      Hewlett-Packard Co..............................................              266,250
         7,000      NCR Corporation*................................................              280,875
                                                                                        -----------------
                                                                                                  547,125
                                                                                        -----------------
                    COMPONENTS - 3.46%

         7,000      Honeywell International Inc ....................................              368,813
                                                                                        -----------------

                    COMPUTER SYSTEMS - 1.11%

         1,000      Intl Business Machines Corp.....................................              118,000
                                                                                        -----------------

                    CONSTRUCTION SERVICE - 1.90%

        20,000      Clayton Homes Inc...............................................              202,500
                                                                                        -----------------

                    DRUGS & HEALTHCARE - 3.15%

         7,000      McKesson HBOC Inc...............................................              147,000
         3,000      Merck & Co Inc..................................................              188,813
                                                                                        -----------------
                                                                                                  335,813
                                                                                        -----------------
                    SEMICONDUCTOR-ELECTRIC - 3.10%

         2,500      Intel Corp......................................................              330,000
                                                                                        -----------------

                    ENGINEERING/CONSTRUCTION - 0.79%

         2,000      USG Corporation.................................................               83,875
                                                                                        -----------------

                    ENTERTAINMENT - 1.17%

         3,000      Walt Disney Company.............................................              124,125
                                                                                        -----------------

                    FINANCIAL SERVICES - 4.86%

           430      Aegon N.V. Ord Adr Machines Corp*...............................               34,481
           141      Berkshire Hathaway Class B*.....................................              257,043
         4,000      Fannie Mae......................................................              225,500
                                                                                        -----------------
                                                                                                  517,024
                                                                                        -----------------
                    HEALTHCARE-DIVERSE & SERVICES - 2.85%

        12,000      Columbia HCA Healthcare.........................................              303,750
                                                                                        -----------------

                    INDUSTRIAL PRODUCTS - 3.66%

         8,500      Vulcan Materials Co.............................................              389,406
                                                                                        -----------------

LARGE CAP VALUE FUND (continued)

----------------------------------------------------------------------------------------------------------
Shares              COMMON STOCKS - 98.55%                                                       Value
----------------------------------------------------------------------------------------------------------
                    INSURANCE - 12.16%

         7,000      Ambac, Inc......................................................              352,187
         6,000      AFLAC Inc.......................................................              273,750
         4,000      Allstate Corp...................................................               94,750
         1,500      American Nat'l Insur............................................               86,250
         4,000      Hartford Life Inc Class A.......................................              187,500
         6,500      MGIC Investment Corp............................................              299,813
                                                                                        -----------------
                                                                                                1,294,250
                                                                                        -----------------
                    MEDIA - 3.14%

         7,000      News Corporation Ltd............................................              333,812
                                                                                        -----------------

                    MANUFACTURING DIVERSIFIED - 0.11%

           698      Delphi .........................................................               11,299
                                                                                        -----------------

                    OIL & NATURAL GAS - 9.34%

        10,000      Diamond Offshore Drilling.......................................              399,375
         3,500      Exxon Mobil Corp................................................              273,437
         6,000      Texaco Inc......................................................              321,750
                                                                                        -----------------
                                                                                                  994,562
                                                                                        -----------------
                    REAL ESTATE INVESTMENT TRUST - 1.34%

        16,000      Host Marriott Corp..............................................              143,000
                                                                                        -----------------

                    RESTAURANTS - 5.83%

        12,000      Albertson's Inc.................................................              372,000
         8,000      Tricon Global Restaurant Inc*...................................              249,000
                                                                                        -----------------
                                                                                                  621,000
                                                                                        -----------------
                    RETAIL - 3.30%

         2,000      Federated Department Store*.....................................               84,500
        12,000      TJX Companies Inc...............................................              267,000
                                                                                        -----------------
                                                                                                  351,500
                                                                                        -----------------
                    SHIPPING - 3.59%

        12,000      Tidewater Inc...................................................              381,750
                                                                                        -----------------

                    TELECOMMUNICATIONS - 9.95%

         4,000      Alltel Corp.....................................................              252,250
         6,000      AT&T Corp.......................................................              339,750
         3,500      Bell Atlantic Corp..............................................              215,687
         4,000      Sprint Corp.....................................................              252,000
                                                                                        -----------------
                                                                                                1,059,687
                                                                                        -----------------
                    TELEMARKETING - 2.54%

         7,000      Convergys Corp*.................................................              270,812
                                                                                        -----------------


                    Total Common Stock (Cost $9,608,016)............................    $      10,491,984
                                                                                        -----------------





LARGE CAP VALUE FUND (continued)

----------------------------------------------------------------------------------------------------------
  Face Amount       MONEY MARKET AND EQUIVALENTS - 1.36%                                         Value
----------------------------------------------------------------------------------------------------------

   $   145,055      Firstar Treasury Money Market...................................    $         145,055
                                                                                        -----------------

                    Total Money Market and Equivalents (Cost $145,055)..............              145,055
                                                                                        -----------------

                    Total Investments at Value (Cost $9,753,071) - 99.91%...........           10,637,039
                                                                                        -----------------

                    Other Assets in Excess of Liabilities- 0.09%....................                9,603
                                                                                        -----------------

                    Net Assets - 100.00%............................................    $      10,646,642
                                                                                        =================




*Non-income producing security.

See accompanying notes to financial statements.


SMALL CAP VALUE FUND
PORTFOLIO OF INVESTMENTS
March 31, 2000

-----------------------------------------------------------------------------------------------------------
        Shares      COMMON STOCKS - 100.55%                                                      Value
-----------------------------------------------------------------------------------------------------------
                    AGRICULTURAL - 0.47%

        21,000      Standard Coml Corp..............................................    $          73,500
                                                                                        -----------------

                    AIRLINES - 1.48%

        15,000      America West Holding Corp Class B*..............................              232,500
                                                                                        -----------------

                    APPAREL - 0.94%

        15,000      Perry Ellis International Inc*..................................              148,125
                                                                                        -----------------

                    AUTO PARTS - 0.82%

        14,000      Amcast Industrial Corp..........................................              128,625
                                                                                        -----------------

                    BANKS - 0.73%

         7,000      Coastal Bancorp.................................................              114,625
                                                                                        -----------------

                    BUILDING MATERIALS - 1.13%

         5,000      Ameron International Inc .......................................              177,812
                                                                                        -----------------

                    BUSINESS FORMS - 0.89%

        19,000      Franklin Covey Co*..............................................              138,938
                                                                                        -----------------

                    COMPUTER EQUIP/SERV - 1.40%

         7,000      Miami Computer*.................................................              219,625
                                                                                        -----------------

                    CONSUMER LOANS - 2.60%

        15,000      Advanta Corp....................................................              217,266
        26,000      Delta Financial Corp*...........................................               52,000
        35,000      EZCORP Inc......................................................              137,813
                                                                                        -----------------
                                                                                                  407,079
                                                                                        -----------------
                    CONSULTING SERVICES - 1.54%

        22,000      Exponet Inc*....................................................              242,000
                                                                                        -----------------

                    DISTRIBUTORS - 1.06%

         8,000      Advanced Marketing Services Inc.................................              166,000
                                                                                        -----------------

                    DRUGS & HEALTHCARE - 0.41%

        10,000      Bergen Brunswig - Class A.......................................               65,000
                                                                                        -----------------

                    ELECTRIC EQUIPMENT - 1.94%

        20,000      Cherry Corp* ...................................................              303,750
                                                                                        -----------------











SMALL CAP VALUE FUND (continued)

----------------------------------------------------------------------------------------------------------
         Shares     COMMON STOCKS - 100.55%                                                       Value
----------------------------------------------------------------------------------------------------------
                    ELECTRONICS - 0.84%

         8,000      Nam Tai Electronics.............................................    $         131,000
                                                                                        -----------------

                    FINANCIAL SERVICES - 0.41%

        10,000      American Home Mortgage Holdings*................................               63,750
                                                                                        -----------------

                    FOOD & BEVERAGE - 1.39%

         3,000      Fleming Cos Inc.................................................               45,937
        21,000      M & F Worldwide Corp*...........................................               91,875
         5,000      Nash Finch Co...................................................               40,625
         5,000      Todhunter Intl Inc*.............................................               40,000
                                                                                        -----------------
                                                                                                  218,437
                                                                                        -----------------
                    FUNERAL/BURIAL SVCS AND EQUIP - 2.14%

        30,000      Stewart Enter Class A...........................................              146,250
        41,000      York Group Inc..................................................              189,625
                                                                                        -----------------
                                                                                                  335,875
                                                                                        -----------------
                    FURNITURE/FIXTURES - 2.01%

        12,500      Flexsteel Inds Inc..............................................              153,125
        41,000      Heilig Meyers Co................................................              161,437
                                                                                        -----------------
                                                                                                  314,562
                                                                                        -----------------
                    HOUSEHOLD PRODUCTS - 0.66%

        36,000      Tandycrafts Inc*................................................              103,500
                                                                                        -----------------

                    HEALTHCARE SERVICES - 0.73%

        27,900      Children's Comprehensive Services*..............................              115,088
                                                                                        -----------------

                    HEAVY CONSTRUCTION - 1.57%

        25,000      Perini Corp*....................................................              110,937
         6,000      Pitt Des Moines Inc.............................................              135,750
                                                                                        -----------------
                                                                                                  246,687
                                                                                        -----------------
                    HUMAN RESOURCES - 1.58%

        22,000      Personnel Group Amer Inc*.......................................              136,125
        25,000      SOS Staffing Svcs*..............................................              110,937
                                                                                        -----------------
                                                                                                  247,062
                                                                                        -----------------
                    INDUSTRIAL PRODUCTS - 1.22%

         9,000      ESCO Electrs Corp*..............................................              150,750
         1,000      Federal Screw Wks...............................................               40,000
                                                                                        -----------------
                                                                                                  190,750
                                                                                        -----------------
                    INSURANCE - 7.65%

        15,000      Gainsco, Inc....................................................               89,063
        24,000      London Pac Group Ltd............................................              558,000
         9,000      Landamerica Finl Group Inc......................................              176,625
        12,000      Stewart Information Svcs Corp...................................              189,750
        12,900      Trenwick Group Inc..............................................              185,437
                                                                                        -----------------
                                                                                                1,198,875
                                                                                        -----------------
                    LONG-TERM CARE - 1.02%

        45,000      Beverly Enterprises Inc*........................................              160,313
                                                                                        -----------------

                    MACHINERY AGRICULTURAL - 1.28%

        11,000      Gehl Co*........................................................              200,750
                                                                                        -----------------






SMALL CAP VALUE FUND (continued)

----------------------------------------------------------------------------------------------------------
        Shares      COMMON STOCKS - 100.55%                                                         Value
----------------------------------------------------------------------------------------------------------
                    MACHINERY INDUSTRIAL - 1.48%

        11,000      AMPCO - Pittsburgh Corp.........................................$             119,625
        11,000      Hardinge Inc....................................................              112,750
                                                                                        -----------------
                                                                                                  232,375
                                                                                        -----------------
                    MINING AND METALS - 1.81%

         3,500      Cleveland Cliffs Inc............................................               82,469
         8,000      Dayton Superior Corp Class A*...................................              201,500
                                                                                        -----------------
                                                                                                  283,969
                                                                                        -----------------
                    OIL AND NATURAL GAS - 4.05%

        20,000      Kaneb Services Inc*.............................................              110,000
        20,000      Key Energy Services*............................................              226,250
        10,000      Pride Intl Inc*.................................................              227,500
         8,000      Trico Marine Services Inc*......................................               70,500
                                                                                        -----------------
                                                                                                  634,250
                                                                                        -----------------
                    PHARMACEUTICAL - 0.56%

        30,000      Questcor Pharmaceutical Corp*...................................               88,125
                                                                                        -----------------

                    PRINTING EQUIPMENT - 0.37%

        30,000      Baldwin Technology Inc Class A*.................................               58,125
                                                                                        -----------------

                    REAL ESTATE INVESTMENT TRUST - 15.65%

        18,000      Boykin Lodging Co...............................................              212,625
        11,000      Brandywine Rlty.................................................              188,375
         8,000      Crown Amern Rlty................................................               42,500
         7,000      Eastgroup Properties............................................              150,500
        30,000      Equity Inns Inc.................................................              202,500
         8,000      Glenborough Rlty Tr.............................................              116,500
         4,000      Health Care Reit Inc............................................               56,250
         3,407      Healthcare Rlty Tr..............................................               57,706
        31,000      Jameson Inns Inc................................................              203,437
         5,000      Mid-Amer Apr Cmnyts.............................................              113,438
         2,400      New Plan Excel Rlty.............................................               32,250
         7,000      Pacific Gulf....................................................              137,375
        15,000      Ramco-Gershenson................................................              213,750
        22,000      RFS Hotel Invs Inc..............................................              237,875
         3,750      Starwood Financial..............................................               64,922
        21,000      Thornburg Mtg Asset Corp........................................              156,187
        35,000      Winston Hotels Inc..............................................              266,875
                                                                                        -----------------
                                                                                                2,453,065
                                                                                        -----------------
                    RESIDENTIAL CONSTRUCTION - 7.91%

        13,000      Beazer Homes USA Inc*...........................................              243,750
        18,000      Engle Homes Inc.................................................              175,500
        10,000      MDC Holdings....................................................              175,000
        17,000      M / I Schottenstein.............................................              268,813
         8,000      Ryland Group Inc................................................              152,000
        12,000      Standard Pac Corp...............................................              120,750
         7,000      Webb Del Corp...................................................              104,563
                                                                                        -----------------
                                                                                                1,240,376
                                                                                        -----------------
                    RESTAURANTS - 0.92%

        19,000      Cooker Restaurant Corp..........................................               49,875
        15,000      Landry Seafood*.................................................               94,688
                                                                                        -----------------
                                                                                                  144,563
                                                                                        -----------------



SMALL CAP VALUE FUND (continued)

----------------------------------------------------------------------------------------------------------
        Shares      COMMON STOCKS - 100.55%                                                         Value
----------------------------------------------------------------------------------------------------------
                    RETAIL - 15.32%

        12,500      Blair Corp......................................................$             200,000
        31,000      Bon-Ton Stores*.................................................               93,970
        19,000      Building Materials Holding Corp*................................              172,187
        15,000      Cameron Ashley Building Products*...............................              258,750
        10,000      Central Garden & Pet Co*........................................               98,750
        10,000      Duckwall Alco Stores*...........................................               81,250
        31,000      Elder Beerman Stores Corp*......................................              178,250
        30,000      Friedmans Inc...................................................              184,689
        17,900      Jan Bell Marketing*.............................................               51,462
        15,000      Keystone Automotive Industries Inc*.............................               88,125
        10,000      Marsh Supermarkets..............................................               90,000
        50,000      Movie Gallery Inc*..............................................              207,815
        16,000      Patrick Industries..............................................              123,000
         8,000      REX Stores Corp*................................................              204,500
        15,000      Syms*...........................................................               60,000
        30,000      TBC Corp*.......................................................              151,875
        15,000      Wolohan Lmbr Co.................................................              157,500
                                                                                        -----------------
                                                                                                2,402,123
                                                                                        -----------------
                    RAILROAD - 2.02%

        17,500      Genesee & Wyoming*..............................................              271,250
         6,666      Rail America Inc*...............................................               44,996
                                                                                        -----------------
                                                                                                  316,246
                                                                                        -----------------
                    SHIPPING - 0.60%

         5,000      Stolt Nielsen S A...............................................               94,375
                                                                                        -----------------

                    SPORTING GOODS - 1.11%
        22,000      K2 Inc..........................................................              174,625
                                                                                        -----------------

                    STEEL - 2.16%

        10,000      Atchison Casting*...............................................               70,000
         5,000      Commercial Metals...............................................              136,177
        45,000      Bayou Steel Corp*...............................................              132,188
                                                                                        -----------------
                                                                                                  338,365
                                                                                        -----------------
                    TELECOMMUNICATIONS - 0.91%

        12,000      Atlantic Tele Network Inc.......................................              142,500
                                                                                        -----------------

                    TEXTILE MANUFACTURE - 0.42%

        15,000      Dixie Group.....................................................               66,563
                                                                                        -----------------

                    TOYS AND GAMES - 0.33%

        12,000      Zindart Ltd ADR*................................................               52,500
                                                                                        -----------------

                    TRANSPORT EQUIPMENT - 2.38%

        20,000      Greenbrier Companies............................................              156,250
        15,000      Wabash National Corp............................................              216,563
                                                                                        -----------------
                                                                                                  372,813
                                                                                        -----------------
                    TRANSPORTATION -1.33%

        15,000      Offshore Logistics*.............................................              208,125
                                                                                        -----------------

                    TRUCKING - 2.88%

        15,000      Arkansas Best Corp*.............................................              157,500
        25,000      Motor Cargo*....................................................              115,625
        15,000      Old Dominion Freight*...........................................              179,063
                                                                                        -----------------
                                                                                                  452,188
                                                                                        -----------------
                    WHOLESALE MISCELLANEOUS - 0.41%

        12,000      Primesource Corp                                                               64,124
                                                                                        -----------------



SMALL CAP VALUE FUND (continued)

----------------------------------------------------------------------------------------------------------
        Shares      COMMON STOCKS - 100.55%                                                         Value
----------------------------------------------------------------------------------------------------------

                    Total Common Stock (Cost $17,935,645)...........................    $      15,763,623
                                                                                        -----------------


----------------------------------------------------------------------------------------------------------
        Shares      PREFERRED STOCKS - 0.53%                                                        Value
----------------------------------------------------------------------------------------------------------
         4,200      Bradley Real Estate, Inc,.......................................    $          82,425
                                                                                         ----------------

                    Total Preferred Stocks (Cost $102,575)..........................    $          82,425
                                                                                         ----------------

                    Total Investments at Value (Cost $18,038,220) - 101.07%.........           15,846,048
                                                                                         ----------------

                    Liabilities in Excess of Other Assets - (1.07%).................             (168,197)
                                                                                        -----------------

                    Net Assets - 100.00%............................................    $      15,677,851
                                                                                        =================



*Non-income producing security.

See accompanying notes to financial statements.




BALANCED FUND
PORTFOLIO OF INVESTMENTS
March 31, 2000

----------------------------------------------------------------------------------------------------------
        Shares      COMMON STOCKS - 64.27%                                                       Value
----------------------------------------------------------------------------------------------------------
                    AEROSPACE & DEFENSE - 1.36%

         7,500      Raytheon Co Class B.............................................    $         135,000
                                                                                        -----------------

                    AGRICULTURAL - 1.01%

         2,000      Potash Corp Saskatch*...........................................              100,000
                                                                                        -----------------

                    AUTO MANUFACTURER - 0.84%

         1,000      General Motors Corp.............................................               82,813
                                                                                        -----------------

                    BANKS - 6.87%

         6,000      Bank One........................................................              206,250
         1,300      Chase Manhattan Corp*...........................................              113,344
         6,000      Fleet Boston Corp...............................................              222,750
         8,000      North Fork Bancorp..............................................              138,000
                                                                                        -----------------
                                                                                                  680,344
                                                                                        -----------------
                    BUSINESS FORMS - 0.54%

         2,000      Deluxe Corp*....................................................               53,250
                                                                                        -----------------

                    CHEMICALS - 0.80%

         1,500      Dupont Co.......................................................               79,313
                                                                                        -----------------

                    COMMUNICATIONS EQUIP - 1.15%

         7,000      Citizens Utilities B*...........................................              114,188
                                                                                        -----------------

                    COMPUTER HARDWARE - 2.43%

           600      Hewlett-Packard Co..............................................               79,875
         4,000      NCR Corporation*................................................              160,500
                                                                                        -----------------
                                                                                                  240,375
                                                                                        -----------------
                    COMPONENTS - 1.06%

         2,000      Honeywell International Inc.....................................              105,375
                                                                                        -----------------

                    COMPUTER SYSTEMS - 0.58%

         1,500      Affiliated Computer Services Class A*...........................               57,000
                                                                                        -----------------

                    DIVERSIFIED CONGLOMERATES - 1.97%

         1,000      Minn. Mining. & Mfg. ...........................................               88,938
         5,000      Philip Morris Inc...............................................              105,937
                                                                                        -----------------
                                                                                                  194,875
                                                                                        -----------------
                    DRUGS & HEALTHCARE - 2.63%

         7,000      McKesson HBOC Inc...............................................              147,000
         1,800      Merck & Co Inc..................................................              113,287
                                                                                        -----------------
                                                                                                  260,287
                                                                                        -----------------
                    SEMICONDUCTOR-ELECTRIC - 1.73%

         1,300      Intel Corp......................................................              171,600
                                                                                        -----------------

                    FINANCIAL SERVICES - 1.71%

         3,000      Fannie Mae......................................................              169,125
                                                                                        -----------------





BALANCED FUND (continued)

----------------------------------------------------------------------------------------------------------
        Shares      COMMON STOCKS - 64.27%                                                          Value
----------------------------------------------------------------------------------------------------------
                    HEALTHCARE SERVICES - 3.20%

        12,500      HCA - The Healthcare Company....................................    $         316,406
                                                                                         ----------------

                    INSURANCE - 7.36%

         4,000      AFLAC, Inc......................................................              182,500
         6,000      Ambac Inc.......................................................              301,875
         5,300      MGIC Investment Corp............................................              244,462
                                                                                        -----------------
                                                                                                  728,837
                                                                                        -----------------
                    MEDIA - 1.45%

         3,000      News Corporation Ltd............................................              143,062
                                                                                        -----------------

                    OIL & NATURAL GAS - 7.09%

         7,000      Diamond Offshore Drilling.......................................              279,562
         3,000      Exxon Mobil Corp................................................              234,375
         3,500      Texaco Inc......................................................              187,687
                                                                                        -----------------
                                                                                                  701,624
                                                                                        -----------------
                    REAL ESTATE INVESTMENT TRUST - 1.81%

        20,000      Host Marriott Corp..............................................              178,750
                                                                                        -----------------

                    RESTAURANTS - 5.34%

         7,000      Albertson's Inc.................................................              217,000
        10,000      Tricon Global Restaurant Inc*...................................              311,250
                                                                                        -----------------
                                                                                                  528,250
                                                                                        -----------------
                    SHIPPING - 2.25%

         7,000      Tidewater Inc...................................................              222,688
                                                                                        -----------------

                    SOFTWARE PRODUCTS - 0.49%

         1,500      Network Associates*.............................................               48,375
                                                                                        -----------------

                    TELECOMMUNICATIONS - 5.74%

         6,000      AT&T Corp.......................................................              339,750
         3,700      Bell Atlantic...................................................              228,012
                                                                                        -----------------
                                                                                                  567,762
                                                                                        -----------------
                    TELEMARKETING - 1.95%

         5,000      Convergys Corp*.................................................              193,438
                                                                                        -----------------

                    UTILITIES - 1.53%

         7,000      The Southern Company............................................              151,812
                                                                                        -----------------

                    WASTE MANAGEMENT - 1.38%

        10,000      Waste Management Inc............................................              136,876
                                                                                        -----------------

                    Total Common Stock (Cost $6,231,447)............................    $       6,361,425
                                                                                        -----------------





BALANCED FUND (continued)

----------------------------------------------------------------------------------------------------------
     Par Value      FIXED INCOME OBLIGATIONS - 32.84%                                               Value
----------------------------------------------------------------------------------------------------------
   $   300,000      PHH Corp, 7.02%, 11/09/01.......................................    $         298,183
       450,000      Federal National Mortgage Association, 5.25%, 01/15/03..........              430,063
       300,000      Morgan Stanley Dean, 5.625%, 01/20/04...........................              282,280
       300,000      Federal Home Loan Bank, 6.10%, 02/15/04.........................              284,693
       300,000      Federal Home Loan Bank, 5.62%, 04/29/04.........................              288,449
       300,000      Househould Finance, 6.00%, 05/01/04.............................              284,108
       150,000      Cox Radio Inc, 6.375%, 05/15/05.................................              139,836
       250,000      Tennessee Valley Auth, 6.375%, 06/15/05.........................              251,444
       300,000      Washington Water Power, 5.99%, 12/10/07.........................              273,863
       300,000      New Plan Excel, 7.40%, 09/15/09.................................              288,416
       150,000      Commercial Credit Co, 6.625%, 06/01/15..........................              148,141

       300,000      First Union, 6.18%, 06/15/36....................................              280,825
                                                                                        -----------------

                    Total  Fixed Income Obligations (Cost $3,359,309)...............    $       3,250,301
                                                                                        -----------------


----------------------------------------------------------------------------------------------------------
 Face Amount        MONEY MARKET AND EQUIVALENTS - 2.74%                                           Value
----------------------------------------------------------------------------------------------------------
  $    271,461      Firstar Treasury Money Market...................................    $         271,461
                                                                                        -----------------

                    Total Money Market and Equivalents (Cost $271,461)..............              271,461
                                                                                        -----------------

                    Total Investments at Value (Cost $9,862,217) - 99.86%...........            9,883,187
                                                                                        -----------------

                    Other Assets in Excess of Liabilities - 0.14%...................               14,293
                                                                                        -----------------

                    Net Assets - 100.00%............................................    $       9,897,480
                                                                                        =================






*Non-income producing security.

See accompanying notes to financial statements.


INTERNATIONAL VALUE FUND
PORTFOLIO OF INVESTMENTS
March 31, 2000
-----------------------------------------------------------------------------------------------------------
        Shares      COMMON STOCKS - 87.51%                                                       Value
-----------------------------------------------------------------------------------------------------------

                    ARGENTINA - 1.42%

        44,000      Telecom Argentina Class B.......................................    $         305,923
                                                                                        -----------------

                    AUSTRALIA - 2.08%

         4,900      Brambles Industries Limited.....................................              124,619
        41,000      Cable & Wireless Optus Limited..................................              164,249
        44,000      John Fairfax Holdings...........................................              158,907
                                                                                        -----------------
                                                                                                  447,775
                                                                                        -----------------
                    BELGIUM - 1.34%

         2,300      Lernout & Hauspie...............................................              264,500
           315      Roularta Media Group............................................               23,178
                                                                                        -----------------
                                                                                                  287,678
                                                                                        -----------------
                    BRAZIL - 0.69%

     2,357,107      Banco Bradesco SA...............................................               14,859
       490,000      Petroleo Brasileiros SA.........................................              133,381
                                                                                        -----------------
                                                                                                  148,240
                                                                                        -----------------
                    CANADA - 6.98%

        17,000      Abitibi Consolidated Inc........................................              163,349
         5,800      Alcan Aluminium Ltd.............................................              193,959
         3,600      BCE Inc.........................................................              448,822
        22,700      Fletcher Challenge CDA Ltd Class A..............................              250,172
         7,300      Teleglobe Inc...................................................              198,616
         6,800      Telesystem International Wireless...............................              247,073
                                                                                        -----------------
                                                                                                1,501,991
                                                                                        -----------------
                    CZECK REPUBLIC - 2.18%

        35,000      Ceska Sporitelna................................................              198,379
        12,400      Cesky Telecom...................................................              269,571
                                                                                        -----------------
                                                                                                  467,950
                                                                                        -----------------
                    DENMARK - 0.54%

         1,300      Navision Software...............................................              116,959
                                                                                        -----------------

                    FINLAND - 1.53%

         1,230      Nokia...........................................................              260,099
         3,000      Satama Interactive..............................................               68,893
                                                                                        -----------------
                                                                                                  328,992
                                                                                        -----------------



INTERNATIONAL VALUE FUND (continued)

----------------------------------------------------------------------------------------------------------
        Shares      COMMON STOCKS - 87.51%                                                          Value
----------------------------------------------------------------------------------------------------------

                    FRANCE - 12.39%

         2,500      Aventis SA......................................................    $         136,829
         1,460      Axa.............................................................              206,895
           300      Bouygues SA.....................................................              237,681
         2,850      Carrefour SA....................................................              365,147
        23,700      Elior...........................................................              249,450
           300      Havas Advertising...............................................              162,185
         1,870      Stmicroelectronics..............................................              343,546
         3,200      Total Fina......................................................              479,188
         2,640      Transiciel......................................................              483,996
                                                                                        -----------------
                                                                                                2,664,917
                                                                                        -----------------
                    GERMANY - 9.28%

         3,300      Aventis SA......................................................              173,668
         6,500      Jenoptik........................................................              177,256
         3,700      LHS Group.......................................................              159,315
         3,500      Nemetschek......................................................              227,729
         1,000      Phone.com Inc...................................................              150,225
        20,000      Real Time Systemized Entertainment..............................              547,316
           380      SAP.............................................................              216,343
         8,200      Starmedia Network...............................................              266,769
         1,200      Va Linux System Inc.............................................               77,504
                                                                                        -----------------
                                                                                                1,996,125
                                                                                        -----------------
                    GREAT BRITIAN - 12.99%

         5,000      Arm Hldgs.......................................................              302,329
        39,900      BP Amoco........................................................              365,071
        61,305      Dixons Group....................................................              283,883
        24,000      Freeserve.......................................................              190,300
        15,800      Glaxo Wellcome..................................................              452,473
        28,400      HSBC Hldgs......................................................              335,743
        18,000      National Grid Group.............................................              164,550
        14,100      State Bank of India.............................................              138,533
       101,079      Vodafone Airtouch...............................................              561,997
                                                                                        -----------------
                                                                                                2,794,879
                                                                                        -----------------

                    HONG KONG - 1.01%

        12,000      Hutchison Whampoa...............................................              216,529
                                                                                        -----------------

                    IRELAND - 0.61%

        13,300      Independent New & Media.........................................              130,442
                                                                                        -----------------


                    ITALY - 3.58%

           600      I.NET...........................................................              101,043
       225,000      Parmalat Finanziaria SPA........................................              250,383
        28,100      Telecom Italia SPA..............................................              419,443
                                                                                        -----------------
                                                                                                  770,869
                                                                                        -----------------



INTERNATIONAL VALUE FUND (continued)

----------------------------------------------------------------------------------------------------------
        Shares      COMMON STOCKS - 87.51%                                                          Value
----------------------------------------------------------------------------------------------------------

                    JAPAN - 11.51%

         5,000      Canon Inc.......................................................    $         216,936
        18,000      Fujitsu.........................................................              552,820
        11,000      NEC Corp........................................................              324,965
            25      Nippon Telegraph ...............................................              397,309
           500      Softbank Corp...................................................              446,058
         3,800      Sony Corp.......................................................              537,220
                                                                                        -----------------
                                                                                                2,475,308
                                                                                        -----------------
                    MEXICO - 1.28%

        63,600      Carso Global Telecom............................................              195,645
        23,000      Grupo Televisa SA...............................................               78,930
                                                                                        -----------------
                                                                                                  274,575
                                                                                        -----------------
                    NETHERLANDS - 3.37%

         2,780      ING Groep NV....................................................              150,558
         4,700      Seagulls Hldgs NV...............................................              143,910
         5,400      SNT Group NV....................................................              173,093
         2,200      VNU NV..........................................................              129,567
         7,100      Wegener Arcade CVA..............................................              127,040
                                                                                        -----------------
                                                                                                  724,168
                                                                                        -----------------
                    POLAND - 2.45%

        37,000      KGHM Polska Miedz...............................................              269,694
        28,000      Telekomunikacja.................................................              256,302
                                                                                        -----------------
                                                                                                  525,996
                                                                                        -----------------
                    PORTUGAL -1.87%

        18,200      Portugal Telecom................................................              233,356
         1,900      PT Multimedia SGPS..............................................              169,074
                                                                                        -----------------
                                                                                                  402,430
                                                                                        -----------------
                    SINGAPORE - 1.10%

        25,000      Chartered Semi-conductor........................................              236,773
                                                                                        -----------------

                    SOUTH KOREA - 2.34%

         2,600      Korea Telecom...................................................              230,536
            84      SK Telecom......................................................              273,603
                                                                                        -----------------
                                                                                                  504,139
                                                                                        -----------------
                    SPAIN - 3.08%

        13,800      BCO Sant Cent Hisp..............................................              148,286
         9,000      Indra Sistemas SA...............................................              216,152
        11,800      Telefonica SA...................................................              298,077
                                                                                        -----------------
                                                                                                  662,515
                                                                                        -----------------
                    SWEDEN - 3.16%

         5,300      Ericsson........................................................              465,590
         4,540      Skandia Insurance...............................................              214,913
                                                                                        -----------------
                                                                                                  680,503
                                                                                        -----------------
                    SWITZERLAND - 0.73%

           115      Novartis........................................................              157,281
                                                                                        -----------------

                    Total Common Stock (Cost $14,266,360) ..........................    $      18,822,957
                                                                                        -----------------




INTERNATIONAL VALUE FUND (continued)

----------------------------------------------------------------------------------------------------------
   Shares           PREFERRED STOCK - 9.44%                                                         Value
----------------------------------------------------------------------------------------------------------

     5,000,000      Embratel Participa SA...........................................              126,075
    57,000,000      Tele Celular Sul Participacoes SA-Pfd...........................              293,983
    20,800,000      Telesp Celular Participacoes SA.................................              488,710
    13,000,000      Tele Centro Sul Participacoes SA................................              212,321
   358,072,341      Tele Leste Celular Participacoes SA.............................              430,918
    11,300,000      Tele Norte Leste Participacoes SA...............................              300,470
    48,300,000      Tele Nordeste Celular Participacoes SA..........................              177,146
                                                                                        -----------------

                    Total Preferred Stock (Cost $1,356,562) ........................    $       2,029,623

----------------------------------------------------------------------------------------------------------
   Face Amount      CLOSED-END FOREIGN FUNDS - 1.40%                                                Value
----------------------------------------------------------------------------------------------------------
         1,750      Baltic Republic.................................................    $         126,656
       109,000      Amerindo Internet Fund Plc......................................              173,899
                                                                                        -----------------

                    Total Closed-end Foreign Fund (Cost $336,423) ..................              300,555
                                                                                         ----------------

----------------------------------------------------------------------------------------------------------
   Face Amount      MONEY MARKET - 1.81%                                                            Value
----------------------------------------------------------------------------------------------------------

$      388,372      Dreyfus Cash Mgmt...............................................    $         388,372
                                                                                         ----------------

                    Total Money Market and Equivalents (Cost $388,372) .............              388,372
                                                                                        -----------------

                    Total Investments at Value - (Cost $16,347,717) - 100.15%.......           21,541,507
                                                                                        -----------------

                    Liabilities in Excess of Other Assets- (0.15%)..................              (32,619)
                                                                                        -----------------

                    Net Assets -100.00%..............................................    $      21,508,888
                                                                                         =================






See accompanying notes to financial statements.


INTERNATIONAL VALUE FUND (continued)

----------------------------------------------------------------------------------------------------------
 DIVERSIFICATION OF ASSETS:                                                                    Percentage
----------------------------------------------------------------------------------------------------------
Banks                                                                                               2.76%
Computer Hardware                                                                                   5.08%
Data Processing                                                                                     2.10%
Diversified Conglomerate                                                                            1.48%
Drugs & Healthcare                                                                                  3.99%
Electronics                                                                                         4.03%
Paper and Forest Products                                                                           1.79%
Groceries                                                                                           1.58%
Insurance                                                                                           2.48%
Internet                                                                                            3.84%
Media                                                                                               2.16%
Mining & Minerals                                                                                   1.17%
Oil & Natural Gas                                                                                   5.26%
Restaurants                                                                                         1.08%
Retail                                                                                              2.33%
Software & Computers                                                                                3.29%
Software Products                                                                                   4.92%
Telecommunications                                                                                 22.40%
Wireless Communication                                                                              2.19%
Other                                                                                              26.22%
                                                                                                   ------
Total                                                                                             100.15%
Liabilities in Excess of Other Assets                                                             (0.15)%
                                                                                                 --------
Grand Total                                                                                       100.00%



See accompanying notes to financial statements.



DEAN FAMILY OF FUNDS
STATEMENTS OF ASSETS AND LIABILITIES
March 31, 2000

---------------------------------------------------------------------------------------------------------------------------
                                                     Large Cap          Small Cap           Balanced         International
                                                     Value Fund         Value Fund          Fund             Value Fund
---------------------------------------------------------------------------------------------------------------------------
ASSETS
Investments in securities:
   At amortized cost..............................   $   9,753,071      $   18,038,220      $  9,862,217     $ 16,347,717
                                                     =============      ==============      ============     ============
   At value (Note 2)..............................   $  10,637,039      $   15,846,048      $  9,883,187     $ 21,541,507
Cash..............................................           7,115               -----             -----            -----
Cash denominated in foreign currency(Cost$536,545)           -----               -----             -----          533,975
Dividends and interest receivable.................          14,291              55,258            74,204           30,735
Receivable for securities sold....................           -----             113,206             -----          557,611
Receivable for capital shares sold................          10,199              99,647            67,408           71,529
Organization expenses, net (Note 2)...............           6,570               6,570             6,570            -----
Other assets......................................          13,658              26,300            15,956           35,324
                                                     -------------       -------------    --------------   --------------
   TOTAL ASSETS...................................      10,688,872          16,147,029        10,047,325       22,770,681

LIABILITIES

Bank overdraft....................................           -----              46,692            33,440               63
Net unrealized depreciation on forward foreign
 currency exchange contracts (Note 6).............           -----               -----             -----          477,067
Dividends payable.................................           5,837              67,429            51,228            -----
Payable for securities purchased..................           -----              89,063             -----          721,637
Payable for capital shares redeemed...............          18,535             232,766            14,354           22,794
Payable to affiliates (Note 4)....................          14,694              18,003            35,272           13,524
Other liabilities.................................           3,164              15,225            15,551           26,708
                                                     -------------         -----------      ------------    -------------
   TOTAL LIABILITIES..............................          42,230             469,178           149,845        1,261,793
                                                     -------------         -----------      ------------    -------------

NET ASSETS........................................   $  10,646,642       $  15,677,851       $ 9,897,480     $ 21,508,888
                                                     =============       =============       ===========      ===========

Net assets consist of:
Paid-in capital...................................   $  10,344,065       $  19,567,592       $10,505,988     $ 14,083,417
Undistributed net investment income...............          (5,651)            (41,551)           (3,843)          (7,687)
Accumulated net realized gains (losses) from security
   transactions...................................        (575,740)         (1,656,018)         (625,635)       2,737,458
Net unrealized appreciation (depreciation)
   on investments.................................         883,968          (2,192,172)           20,970        5,193,790
Net unrealized appreciation (depreciation) on translation
   of assets and liabilities in foreign currencies..         -----               -----             -----         (498,090)
                                                     -------------       -------------       -----------     ------------
Net assets........................................    $ 10,646,642       $  15,677,851       $ 9,897,480     $ 21,508,888
                                                      ============       =============       ===========     ============

PRICING OF CLASS A SHARES

Net assets applicable to Class A shares...........    $ 10,134,912       $  13,333,607       $ 8,606,480     $ 19,605,996
Shares of beneficial interest outstanding (unlimited
    numbers of shares authorized, no par value)...         912,016           1,489,998           846,938          974,724
Net asset value and redemption price per share (Note 2)$     11.11       $        8.95       $     10.16     $      20.11
Maximum offering price per share (Note 2).........    $      11.73       $        9.45       $     10.72     $      21.22

PRICING OF CLASS C SHARES

Net assets applicable to Class C shares...........    $    511,730       $   2,344,244       $ 1,291,000     $   1,902,892
Shares of beneficial interest outstanding (unlimited
    numbers of shares authorized, no par value)...          47,800             266,523           129,085            96,303
Net asset value, offering price, and redemption
    price per share (Note 2).......................   $      10.71       $        8.80       $     10.00     $       19.76

See accompanying notes to financial statements.

DEAN FAMILY OF FUNDS
STATEMENTS OF OPERATIONS
Year-Ended March 31, 2000

---------------------------------------------------------------------------------------------------------------------------------
                                                          Large Cap           Small Cap           Balanced         International
                                                         Value Fund           Value Fund          Fund             Value Fund
---------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME

Dividends (net of foreign withholding taxes of
   $16,221 for the International Value Fund)......     $      189,512      $      561,451      $    135,616       $    159,456
Interest..........................................             14,484              31,823           322,668              1,022
                                                          -----------         -----------         ---------          ---------
   TOTAL INVESTMENT INCOME........................            203,996             593,274           458,284            160,478

EXPENSES

Investment advisory fees (Note 4).................            106,970             191,195           116,876            162,144
Accounting services fees (Note 4).................             31,417              31,688            31,417             31,417
Shareholders services and transfer agent fees.....
   Class A (Note 4)...............................             15,392              15,783            14,839             15,084
   Class C (Note 4)...............................              9,652              10,886            10,061              9,933
Custodian Fees....................................              9,552              21,903            12,410             57,145
Registration fees - Common........................              4,905               5,411             5,310              6,024
Registration fees - Class A.......................              4,198               4,076             4,143              4,182
Registration fees - Class C.......................              4,132               4,385             4,117              4,412
Administration fees (Note 4)......................             12,346              17,712            12,584             12,402
Postage and supplies..............................              6,781              16,163             7,158              8,121
Trustees' fees and expenses.......................              2,486               2,486             2,486              2,486
Professional fees.................................             13,066              16,487            14,001             17,641
Reports to shareholders...........................              6,243              13,380             6,325              7,588
Insurance expense.................................              1,696               2,733             1,934              1,304
Amortization of organization expenses (Note 2)....              3,156               3,156             3,156              -----
Distribution expenses - (Note 4)
12b-1 Fees - Class A..............................              1,508                 454             1,378              -----
12b-1 Fees - Class C..............................              1,200               -----             1,200              -----
Other expenses....................................              5,174              17,860             9,038             40,968
                                                          -----------         -----------         ---------          ---------
   TOTAL EXPENSES.................................            239,874             375,758           258,433            380,851
Fees waived and reimbursed by Adviser.............            (36,132)            (10,132)          (29,672)          (103,391)
                                                          -----------         -----------         ---------          ---------
   NET EXPENSES...................................            203,742             365,626           228,761            277,460
                                                          -----------         -----------         ---------          ---------

NET INVESTMENT INCOME (LOSS)......................               254              227,648           229,523           (116,982)


REALIZED & UNREALIZED GAINS (LOSSES)
Net realized gains (losses) from:
   Security transactions..........................          (405,221)          (1,175,621)         (425,355)         4,227,540
   Foreign currency transactions (Note 5).........             -----                -----             -----           (153,921)
Net change in unrealized appreciation/depreciation on:
   Investments....................................           770,094              690,309          (315,269)         4,485,028
   Foreign currency translation (Note 5)..........             -----                -----             -----           (501,463)


NET REALIZED & UNREALIZED
   GAINS (LOSSES) ON INVESTMENTS &
   FOREIGN CURRENCIES.............................           364,873             (485,312)         (740,724)         8,057,184

NET INCREASE (DECREASE) IN NET ASSETS.............
   FROM OPERATIONS................................       $   365,127          $  (257,664)       $ (511,101)        $7,940,202
                                                         ===========         ============        ===========        ==========

See accompanying notes to financial statements.

DEAN FAMILY OF FUNDS
STATEMENT OF CHANGES IN NET ASSETS


                                                        Large Cap Value Fund                  Small Cap Value Fund
                                                     Year               Year                Year             Year
                                                     Ended              Ended               Ended            Ended
                                                     March 31,          March 31,           March 31,        March 31,
                                                     2000               1999                2000             1999

FROM OPERATIONS:

Net investment income.............................   $        254   $    40,594         $     227,648       $   152,914
Net realized gains (losses) from security
transactions .....................................       (405,221)     (170,647)           (1,175,621)          (32,334)
Net change in unrealized appreciation/depreciation
   on investments.................................         770,094     (964,977)              690,309        (5,568,898)
                                                     -------------   -----------          ------------      ------------
Net increase (decrease) in net assets from operations      365,127   (1,095,030)             (257,664)       (5,448,318)
                                                     -------------   -----------          ------------      ------------


DISTRIBUTIONS TO SHAREHOLDERS:

   From net investment income, Class A............         (5,614)      (40,478)             (234,500)         (105,005)
   From net investment income, Class C............           (291)         (116)              (46,481)          (11,617)

   From net realized gains, Class A...............          -----      (101,336)              -----          (1,122,796)

   From net realized gains, Class C...............          -----        (4,193)              -----            (154,410)
                                                     -------------   -----------          ------------     -------------


Decrease in net assets from distributions
   to shareholders................................         (5,905)     (146,123)              (280,981)      (1,393,828)
                                                     --------------  -----------          -------------     -------------

FROM CAPITAL SHARE TRANSACTIONS:

Class A

   Proceeds from shares sold......................       1,812,505     3,174,933              2,510,418        3,036,967
   Net asset value of shares issued in
reinvestment of distributions to shareholders.....           5,083       129,680                211,327        1,100,297
   Payments for shares redeemed...................      (1,380,371)     (447,120)            (4,503,468)      (2,030,441)
                                                     -------------     -----------           -----------      -----------
Net increase in net assets from Class A
   Share transactions.............................         437,217     2,857,493             (1,781,723)       2,106,823
                                                     -------------    ------------           -----------      ------------

Class C

   Proceeds from shares sold......................         386,237       422,413              1,667,134         1,994,365
   Net asset value of shares issued in
     reinvestment of distributions to shareholders           -----         4,298                 36,474           157,601

   Payments for shares redeemed...................        (383,017)       (2,112)            (1,745,062)        ( 206,560)
                                                       ------------    -----------           -----------     -------------
Net increase (decrease) in net assets from Class C
   Share transactions.............................           3,220       424,599                (41,454)        1,945,406
                                                      --------------  -----------          -------------     -------------

Net increase in assets from capital share transactions     440,437     3,282,092             (1,823,177)        4,052,229
                                                      --------------  -----------          -------------     -------------


TOTAL INCREASE (DECREASE) IN NET ASSETS...........         799,659     2,040,939             (2,361,822)       (2,789,917)

NET ASSETS:

   Beginning of year..............................       9,846,983     7,806,044              18,039,673        20,829,590
                                                     --------------   -----------          -------------      ------------
   End of year....................................   $   10,646,642  $ 9,846,983           $  15,677,851      $ 18,039,673
                                                     ==============   ==========           =============      ============

UNDISTRIBUTED NET INVESTMENT INCOME...............   $      (5,651)  $     -----           $     (41,551)      $     50,200
                                                     ==============  ===========           =============      ============


See accompanying notes to financial statements.

DEAN FAMILY OF FUNDS


                                                        Large Cap Value Fund                  Small Cap Value Fund
                                                     Year               Year                Year             Year
                                                     Ended              Ended               Ended            Ended
                                                     March 31,          March 31,           March 31,        March 31,
                                                     2000               1999                2000             1999

CAPITAL SHARE ACTIVITY:

Class A

   Shares sold....................................           165,599      276,753               253,552          270,810
   Shares issued in reinvestment of distributions
     to shareholders..............................               458       11,659                23,995          110,385
   Shares redeemed................................          (128,526)     (42,215)             (479,679)        (203,409)
                                                        ------------    -----------        -------------       ----------
   Net increase (decrease) in shares outstanding..            37,531      246,197              (202,132)          177,786
   Shares outstanding, beginning of year..........           874,485      628,288             1,692,130         1,514,344
                                                     ---------------    -----------         ------------       -----------
   Shares outstanding, end of year................           912,016      874,485             1,489,998         1,692,130
                                                     ===============    ===========         ============       ===========

Class C

   Shares sold....................................            34,255       38,912               171,850           178,737
   Shares issued in reinvestment of distributions
     to shareholders..............................             -----          388                 4,216            15,961
   Shares redeemed................................          (36,767)         (193)             (192,399)          (20,715)
   Net increase (decrease) in shares outstanding..           (2,512)       39,107               (16,333)           173,983
                                                     ---------------     -----------      --------------          --------
   Shares outstanding, beginning of year..........            50,312       11,205                282,856           108,873
                                                     ---------------    -----------        --------------         ---------

   Shares outstanding, end of year................            47,800       50,312                266,523           282,856
                                                     ===============    ===========        =================      =========


See accompanying notes to financial statements.


DEAN FAMILY OF FUNDS
STATEMENT OF CHANGES IN NET ASSETS



                                                                Balanced Fund                International Value Fund
                                                     Year               Year                Year             Year
                                                     Ended              Ended               Ended            Ended
                                                     March 31,          March 31,           March 31,        March 31,
                                                     2000               1999                2000             1999

FROM OPERATIONS:

Net investment income (loss)......................   $   229,523      $   195,055         $    (116,982)      $  (43,198)
Net realized gains (losses) from:
   Security transactions..........................      (425,355)        (127,866)            4,227,540         (115,075)
   Foreign currency transactions..................        -----            -----               (153,921)        (124,824)
Net change in unrealized appreciation/depreciation on:

   Investments....................................      (315,269)        (350,073)            4,485,028          562,790
   Foreign currency translation...................        -----            -----               (501,463)          (3,203)
                                                     --------------   --------------       -------------       -----------
Net increase (decrease) in net assets from operations   (511,101)        (282,884)            7,940,202          276,490
                                                     --------------   -------------        -------------       -----------

DISTRIBUTIONS TO SHAREHOLDERS:

   From net investment income, Class A............      (201,579)        (176,745)               -----             -----
   From net investment income, Class C............       (25,340)         (18,310)               -----             -----
   From net realized gains, Class A...............         -----         (243,853)             (581,344)           (15,554)
   From net realized gains, Class C...............         -----          (43,568)              (71,848)            (3,492)
                                                     ------------       -----------          --------------        ----------
Decrease in net assets from distributions
   to shareholders................................      (226,919)        (482,476)             (653,192)           (19,046)
                                                     ------------       -----------          --------------        ----------

FROM CAPITAL SHARE TRANSACTIONS:

Class A

   Proceeds from shares sold......................        881,512       4,763,587              7,315,297           4,672,561
Net asset value of shares issued in
     reinvestment of distributions to shareholders        186,364         391,315                549,618              14,769

   Payments for shares redeemed...................     (2,219,190)     (1,361,306)              (770,188)            (223,152)
                                                     ---------------    -----------        ---------------        ------------
 Net increase (decrease) in net assets from Class A
   Share transactions.............................     (1,151,314)      3,793,596               7,094,727            4,464,178
                                                     ---------------    -----------        ----------------       -------------

Class C

   Proceeds from shares sold......................         764,774      1,087,900                 341,340           1,334,040
   Net asset value of shares issued in
     reinvestment of distributions to shareholders          19,107         56,830                  54,718               3,359

   Payments for shares redeemed...................      (1,274,025)      (242,568)               (704,375)             (6,698)
                                                     ---------------    -----------          ---------------         ----------
Net increase (decrease) in net assets from Class C
   Share transactions.............................        (490,144)       902,162                (308,317)           1,330,701
                                                     ----------------   -----------          ----------------        -----------

Net increase (decrease)
in assets from capital share transactions.........      (1,641,458)     4,695,735                6,786,410            5,794,879
                                                     --------------     -------------      ----------------         ------------

TOTAL (DECREASE) INCREASE  IN NET ASSETS..........      (2,379,478)     3,930,398               14,073,420            6,052,323

NET ASSETS:

   Beginning of year..............................      12,276,958      8,346,560                7,435,468            1,383,145
                                                     -------------     ----------              -----------          ------------
   End of year....................................   $   9,897,480    $12,276,958           $   21,508,888         $  7,435,468
                                                     =============    ===========           ==============          ============

UNDISTRIBUTED NET INVESTMENT INCOME...............   $     (3,843)    $   -----           $          7,687         $    ----
                                                    =============    ===========           ==============          ============

See accompanying notes to financial statements.

DEAN FAMILY OF FUNDS



                                                            Balanced Fund                  International Value Fund
                                                     Year               Year                Year             Year
                                                     Ended              Ended               Ended            Ended
                                                     March 31,          March 31,           March 31,        March 31,
                                                     2000               1999                2000             1999

CAPITAL SHARE ACTIVITY:

Class A

   Shares sold....................................          82,833        425,764              515,105        389,709
   Shares issued in reinvestment of distributions
     to shareholders..............................          18,034         35,797               36,326          1,216
   Shares redeemed................................        (220,172)      (124,361)             (58,736)       (19,119)
                                                       -------------   -----------           -----------     ----------

   Net (decrease) increase in shares outstanding..        (119,305)       337,200               492,695       371,806

   Shares outstanding, beginning of year..........          966,243       629,043               482,029       110,223
                                                     --------------     -----------          -----------     ----------
   Shares outstanding, end of year................          846,938       966,243               974,724       482,029
                                                     ==============     ===========        ===============   ===========

Class C

   Shares sold....................................           72,970        98,933                23,272       111,186
   Shares issued in reinvestment of distributions
     to shareholders..............................            1,852         5,214                 3,665           279
   Shares redeemed................................         (121,513)      (22,450)              (48,981)         (561)
                                                     --------------    ------------           -------------   ----------


   Net (decrease) increase in shares outstanding..          (46,691)         81,697              (22,044)      110,904
   Shares outstanding, beginning of year..........          175,776          94,079              118,347         7,443
                                                     --------------     -----------           -------------    -------
   Shares outstanding, end of year................          129,085         175,776                96,303      118,347
                                                     ==============     ===========          ==============   =========


See accompanying notes to financial statements.

DEAN FAMILY OF FUNDS
LARGE CAP VALUE FUND
FINANCIAL HIGHLIGHTS

Per Share Data for a Share Outstanding Throughout Each Period

                                                                                       Class A

                                                       Year                Year                   From (c)
                                                        Ended              Ended                  Inception
                                                        March 31,          March 31,              Through
                                                        2000               1999                   March 31, 1998

Net asset value at beginning of period............ $       10.65        $     12.21              $      10.00
                                                   --------------          --------------        --------------

Income (loss) from investment operations:

   Net investment income (loss)...................           0.01              0.05                      0.03
   Net realized and unrealized gains (losses)
     on investments...............................           0.46             (1.44)                     2.36
                                                   ---------------          -------------         ---------------
Total from investment operations..................           0.47             (1.39)                     2.39
                                                   ---------------          -------------         ---------------

Less distributions:
   From net investment income.....................           (0.01)           (0.05)                    (0.03)
   From net realized gains........................         ------             (0.12)                    (0.15)
                                                   ----------------         --------------        ---------------
Total distributions...............................           (0.01)           (0.17)                    (0.18)
                                                   ----------------         --------------        ----------------

Net asset value at end of period.................. $         11.11        $    10.65               $     12.21
                                                   ================       ================        ================

Total return (b)..................................           4.38%            (11.48)%                   24.11%
                                                   ===============        ================         ===============

Net assets at end of period....................... $    10,134,912        $  9,315,112             $    7,669,807
                                                   ==============         ===============           ==============

Ratio of expenses to average net assets:
   Before fee waivers and/or expense reimbursements
     by Adviser...................................         2.11%              2.29%                    2.72% (a)
   After fee waivers and/or expense reimbursements
     by Adviser...................................         1.85%              1.85%                    1.84% (a)

Ratio of net investment income
   to average net assets..........................          .02%              0.46%                    0.30% (a)

Portfolio turnover rate...........................           71%                55%                      54% (a)


See accompanying notes to financial statements.

(a) Annualized

(b) Total returns shown exclude the effect of applicable sales loads and are not annualized. (c) Represents the period from the initial Public Offering of Shares (May 28, 1997) through March 31, 1998.

DEAN FAMILY OF FUNDS
LARGE CAP VALUE FUND
FINANCIAL HIGHLIGHTS

Per Share Data for a Share Outstanding Throughout Each Period

                                                                                     Class C

                                                     Year               Year                  From (c)
                                                     Ended              Ended                 Inception
                                                     March 31,          March 31,             Through
                                                     2000               1999                  March 31, 1998

Net asset value at beginning of period............ $     10.57        $      12.16             $     10.76
                                                   -------------       -------------           -------------

Income (loss) from investment operations:

   Net investment income (loss)...................       (0.03)              (0.02)                   (0.01)
   Net realized and unrealized gains (losses)
     on investments...............................         0.18              (1.45)                    1.56
                                                   ---------------       -------------           ------------
Total from investment operations..................         0.15               (1.47)                   1.55
                                                   ----------------      -------------            ------------

Less distributions:
   From net investment income.....................        (0.01)              ------                  ------
   From net realized gains........................       -------              (0.12)                  (0.15)
                                                   ----------------       ------------             ------------
Total distributions...............................        (0.01)              (0.12)                  (0.15)
                                                   ----------------       -------------            ------------

Net asset value at end of period.................. $       10.71          $   10.57                $   12.16
                                                   ================       =============            =============

Total return (b)..................................         1.38%             (12.12)%                  14.63%
                                                   ================       =============             ============

Net assets at end of period....................... $    511,730           $   531,871              $   136,237
                                                   ================       ==============            ============

Ratio of expenses to average net assets:
   Before fee waivers and/or expense reimbursements
     by Adviser...................................         4.04%              8.53%                  52.73% (a)
   After fee waivers and/or expense reimbursements
     by Adviser...................................         2.60%              2.60%                   2.59% (a)

Ratio of net investment (loss)
   to average net assets..........................        (.22)%            (0.31)%                 (0.55)% (a)

Portfolio turnover rate ..........................           71%                55%                     54% (a)



See accompanying notes to financial statements.

(a) Annualized

(b) Total returns shown exclude the effect of applicable sales loads and are not annualized. (c) Represents the period from the initial Public Offering of Shares (August 19, 1997) through March 31, 1998.

DEAN FAMILY OF FUNDS
SMALL CAP VALUE FUND
FINANCIAL HIGHLIGHTS

Per Share Data for a Share Outstanding Throughout Each Period

                                                                            Class A

                                                     Year               Year                From
                                                     Ended              Ended               Inception
                                                     March 31,          March 31,           Through
                                                     2000               1999                March 31, 1998 (c)


Net asset value at beginning of period............ $      9.15         $       12.84        $    10.00
                                                   ------------         -------------      --------------

Income (loss) from investment operations:

   Net investment income (loss)...................        0.14                  0.08              0.03
   Net realized and unrealized gains (losses)
     on investments...............................       (0.19)                (3.03)             3.30
                                                   -----------------     -------------       -------------
Total from investment operations..................       (0.05)                (2.95)             3.33
                                                   -----------------     -------------       -------------

Less distributions:
   From net investment income.....................       (0.15)                (0.06)           (0.02)
   From net realized gains........................        -----                (0.68)           (0.47)
                                                   ------------------     -----------         ------------
Total distributions...............................       (0.15)                (0.74)           (0.49)
                                                   ------------------     -----------
Net asset value at end of period.................. $       8.95           $      9.15       $    12.84
                                                   =================      ===========       ==============


Total return (b)..................................       (0.53)%             (23.39)%            33.86%
                                                   ==================     ============      ==============

Net assets at end of period....................... $  13,333,607        $  15,479,055       $ 19,437,554
                                                   =================      ===========       ============
Ratio of expenses to average net assets:
   Before fee waivers and/or expense reimbursements
     by Adviser...................................         1.92%              1.89%              1.98% (a)
   After fee waivers and/or expense reimbursements
     by Adviser...................................         1.85%              1.85%              1.84% (a)

Ratio of net investment income (loss)
   to average net assets..........................         1.49%              0.83%              0.35% (a)

Portfolio turnover rate ..........................           90%                79%                62% (a)




See accompanying notes to financial statements.

(a) Annualized

(b) Total returns shown exclude the effect of applicable sales loads and are not annualized. (c) Represents the period from the initial Public Offering of Shares (May 28, 1997) through March 31, 1998.

DEAN FAMILY OF FUNDS
SMALL CAP VALUE FUND
FINANCIAL HIGHLIGHTS

Per Share Data for a Share Outstanding Throughout Each Period

                                                                              Class C

                                                     Year               Year                From
                                                     Ended              Ended               Inception
                                                     March 31,          March 31,           Through
                                                     2000               1999                March 31, 1998 (c)


Net asset value at beginning of period............ $     9.05         $      12.79        $    10.95
                                                   -------------      -------------         ------------

Income (loss) from investment operations:

   Net investment income (loss)...................       (0.01)               0.01             (0.02)
   Net realized and unrealized gains (losses)
     on investments...............................       (0.09)              (3.03)             2.33
                                                   --------------        -----------        -------------
Total from investment operations..................       (0.10)              (3.02)             2.31
                                                   --------------        -----------        -------------

Less distributions:
   From net investment income.....................       (0.15)              (0.04)             ------
   From net realized gains........................       -----               (0.68)             (0.47)
                                                   ---------------       -----------        -------------
Total distributions...............................       (0.15)              (0.72)             (0.47)
                                                   ---------------       -----------        -------------

Net asset value at end of period.................. $      8.80           $    9.05          $    12.79
                                                   ===============       ===========        =============

Total return (b)..................................      (1.11)%           (24.00)%              21.63%
                                                   ===============       ===========        =============

Net assets at end of period....................... $  2,344,244          $ 2,560,618       $  1,392,036
                                                   ==============        ===========       ============

Ratio of expenses to average net assets:
   Before fee waivers and/or expense reimbursements
     by Adviser...................................         2.32%              2.70%              6.41% (a)
   After fee waivers and/or expense reimbursements
     by Adviser...................................         2.31%              2.60%              2.59% (a)

Ratio of net investment income (loss)
   to average net assets..........................       (0.31)%              0.17%            (0.42)% (a)

Portfolio turnover rate ..........................           90%                79%                62% (a)




See accompanying notes to financial statements.

(a) Annualized
(b) Total returns shown exclude the effect of applicable sales loads and are not annualized. (c) Represents the period from the initial Public Offering of Shares (August 1, 1997) through March 31, 1998.

DEAN FAMILY OF FUNDS
BALANCED FUND
FINANCIAL HIGHLIGHTS

Per Share Data for a Share Outstanding Throughout Each Period

                                                                             Class A

                                                     Year               Year                From (c)
                                                     Ended              Ended               Inception
                                                     March 31,          March 31,           Through
                                                     2000               1999                March 31, 1998

Net asset value at beginning of period............ $     10.75          $      11.55       $     10.00
                                                   --------------       --------------     --------------

Income (loss) from investment operations:

   Net investment income (loss)...................         0.28                 0.19              0.17
   Net realized and unrealized gains (losses)
     on investments...............................        (0.66)               (0.56)             1.62
                                                   ---------------       --------------     --------------
Total from investment operations..................        (0.38)               (0.37)             1.79
                                                   ---------------       ---------------    --------------

Less distributions:
   From net investment income.....................        (0.21)               (0.19)            (0.16)
   From net realized gains........................         -----               (0.24)            (0.08)
                                                   ----------------      ---------------    --------------
Total distributions...............................        (0.21)               (0.43)            (0.24)
                                                   ----------------      ---------------    --------------

Net asset value at end of period.................. $      10.16           $     10.75        $    11.55
                                                   ================      ==============     ==============

Total return (b)..................................       (3.52)%               (3.22)%            18.07%
                                                   ================      ==============     ==============

Net assets at end of period....................... $   8,606,480          $   10,391,582    $     7,262,670
                                                   ================       ==============    ===============

Ratio of expenses to average net assets:
   Before fee waivers and/or expense reimbursements
     by Adviser...................................         2.13%              2.09%               2.60% (a)
   After fee waivers and/or expense reimbursements
     by Adviser...................................         1.85%              1.85%               1.84% (a)

Ratio of net investment income (loss)
   to average net assets..........................         2.63%              1.79%               1.85% (a)

Portfolio turnover rate ..........................          196%                60%                 64% (a)




See accompanying notes to financial statements.

(a) Annualized

(b) Total returns shown exclude the effect of applicable sales loads and are not annualized. (c) Represents the period from the initial Public Offering of Shares (May 28, 1997) through March 31, 1998.

DEAN FAMILY OF FUNDS
BALANCED FUND
FINANCIAL HIGHLIGHTS

Per Share Data for a Share Outstanding Throughout Each Period

                                                                              Class C

                                                     Year               Year                From (c)
                                                     Ended              Ended               Inception
                                                     March 31,          March 31,           Through
                                                     2000               1999                March 31, 1998

Net asset value at beginning of period............ $   10.73            $    11.52          $   10.71
                                                   -------------       --------------       --------------

Income (loss) from investment operations:

   Net investment income (loss)...................     (0.22)                 0.11               0.07
   Net realized and unrealized gains (losses)
     on investments...............................     (0.34)                (0.55)              0.92
                                                   -------------       --------------        -------------
Total from investment operations..................     (0.56)                (0.44)              0.99
                                                   -------------       --------------        -------------

Less distributions:
   From net investment income.....................     (0.17)                (0.11)             (0.10)
   From net realized gains........................     -----                 (0.24)             (0.08)
                                                   --------------       -------------        --------------
Total distributions...............................     (0.17)                (0.35)             (0.18)
                                                   --------------       -------------        --------------

Net asset value at end of period.................. $    10.00            $    10.73           $  11.52
                                                   ==============       =============        ===============

Total return (b)..................................     (5.24)%              (3.81)%              9.37%
                                                   ==============       =============        ===============

Net assets at end of period....................... $  1,291,000          $ 1,885,376         $  1,083,890
                                                   ==============       =============        ==============

Ratio of expenses to average net assets:
   Before fee waivers and/or expense reimbursements
     by Adviser...................................         2.74%              3.14%              7.39% (a)
   After fee waivers and/or expense reimbursements
     by Adviser...................................         2.60%              2.60%              2.59% (a)

Ratio of net investment income (loss)
   to average net assets..........................       (2.13)%              1.04%              0.99% (a)

Portfolio turnover rate ..........................          196%                60%                64% (a)



See accompanying notes to financial statements.

(a) Annualized

(b) Total returns shown exclude the effect of applicable sales loads and are not annualized. (c) Represents the period from the initial Public Offering of Shares (August 1, 1997) through March 31, 1998.

DEAN FAMILY OF FUNDS
INTERNATIONAL VALUE FUND
FINANCIAL HIGHLIGHTS

Per Share Data for a Share Outstanding Throughout Each Period

                                                                              Class A

                                                     Year               Year                From (c)
                                                     Ended              Ended               Inception
                                                     March 31,          March 31,           Through
                                                     2000               1999                March 31, 1998

Net asset value at beginning of period............ $    12.41         $     11.76          $      10.00
                                                   -------------       -----------         ------------

Income (loss) from investment operations:

   Net investment income (loss)...................      (0.13)              (0.01)                (0.05)
   Net realized and unrealized gains (losses)
     on investments...............................        8.50               0.69                  1.81
                                                   --------------       ------------        -------------
Total from investment operations..................        8.37               0.68                  1.76
                                                   ---------------      ------------        -------------

Less distributions:
   From net investment income.....................      -----               -----                 -----
   From net realized gains........................      (0.67)              (0.03)                -----
                                                   ---------------      -------------       -------------
Total distributions...............................      (0.67)              (0.03)                -----
                                                   ---------------      -------------       -------------

Net asset value at end of period.................. $    20.11          $    12.41          $      11.76
                                                   ===============      =============       =============

Total return (b)..................................      69.26%               5.82%                17.60%
                                                   ===============      =============       =============

Net assets at end of period....................... $ 19,605,996        $ 5,981,899         $   1,295,896
                                                   ===============      =============       =============

Ratio of expenses to average net assets:
   Before fee waivers and/or expense reimbursements
     by Adviser...................................         2.89%              4.25%              16.66% (a)
   After fee waivers and/or expense reimbursements
     by Adviser...................................         2.09%              2.09%               2.04% (a)

Ratio of net investment (loss)
   to average net assets..........................        (0.82)%            (0.70)%            (1.30)% (a)

Portfolio turnover rate ..........................          157%               100%                109% (a)




See accompanying notes to financial statements.

(a) Annualized
(b) Total returns shown exclude the effect of applicable sales loads and are not annualized. (c) Represents the period from the initial Public Offering of Shares (October 13, 1997) through March 31, 1998.

DEAN FAMILY OF FUNDS
INTERNATIONAL VALUE FUND
FINANCIAL HIGHLIGHTS

Per Share Data for a Share Outstanding Throughout Each Period

                                                                              Class C

                                                     Year               Year                From (c)
                                                     Ended              Ended               Inception
                                                     March 31,          March 31,           Through
                                                     2000               1999                March 31, 1998

Net asset value at beginning of period............ $    12.28          $      11.72          $    9.89
                                                   -------------       -------------       -------------

Income (loss) from investment operations:

   Net investment income (loss)...................       (0.24)               (0.10)             (0.04)
   Net realized and unrealized gains (losses)
     on investments...............................        8.43                 0.69               1.87
                                                   --------------       -------------      --------------
Total from investment operations..................        8.19                 0.59               1.83
                                                   ---------------      --------------     --------------

Less distributions:
   From net investment income.....................        -----               -----             -----
   From net realized gains........................        (0.71)              (0.03)            -----
                                                   ---------------      --------------     ---------------
Total distributions...............................        (0.71)              (0.03)            -----
                                                   ---------------      ---------------    ---------------

Net asset value at end of period.................. $      19.76          $    12.28         $    11.72
                                                   ===============      ==============    ================

Total return (b)..................................        68.54%               5.07%             18.50%
                                                   ===============      =============     ================

Net assets at end of period....................... $  1,902,892         $   1,453,569      $     87,249
                                                   ===============      ==============     ================

Ratio of expenses to average net assets:
   Before fee waivers and/or expense reimbursements
     by Adviser...................................         3.53%              5.91%               58.89% (a)
   After fee waivers and/or expense reimbursements
     by Adviser...................................         2.71%              2.84%                2.82% (a)

Ratio of net investment (loss)
   to average net assets..........................        (1.61)%           (1.23)%              (1.94)% (a)

Portfolio turnover rate ..........................           157%              100%                 109% (a)




See accompanying notes to financial statements.

(a) Annualized

(b) Total returns shown exclude the effect of applicable sales loads and are not annualized. (c) Represents the period from the initial Public Offering of Shares (November 6, 1997) through March 31, 1998.

DEAN FAMILY OF FUNDS
NOTES TO FINANCIAL STATEMENTS
March 31, 2000

1.       Organization

The Dean Family of Funds (the Trust) is registered under the Investment Company Act of 1940, as an open-end management investment company. The Trust was organized as an Ohio business trust under a Declaration of Trust dated December 18, 1996. The Trust has established four fund series: the Large Cap Value Fund, the Small Cap Value Fund, the Balanced Fund, and the International Value Fund (the Funds). The Trust was capitalized on March 17, 1997, when the initial shares of each Fund (except for the International Value Fund) were purchased at $10.00 per share. The initial public offering of shares of the International Value Fund commenced on October 13, 1997. The Trust had no operations prior to the public offering of shares except for the initial issuance of shares.

The Large Cap Value Fund -seeks to provide capital appreciation and dividend income over the long-term by investing primarily in the common stocks of large companies.

The Small Cap Value Fund -seeks to provide capital appreciation by investing primarily in the common stocks of small companies.

The Balanced Fund -seeks to preserve capital while producing a high total return by allocating its assets among equity securities, fixed-income securities and money market instruments.

The International Value Fund- seeks to provide long-term capital growth by investing primarily in the common stocks of foreign companies.

The Funds each offer two classes of shares: Class A shares (sold subject to a maximum front-end sales load of 5.25% and a distribution fee of up to 0.25% of the average daily net assets) and Class C shares (sold subject to a maximum contingent deferred sales load of 1% if redeemed within a one-year period from purchase and a distribution fee of up to 1% of average daily net assets). Each Class A and Class C share of a Fund represents identical interests in the Fund's investment portfolio and has the same rights, except that (i) Class C shares bear the expenses of higher distribution fees, which is expected to cause Class C shares to have a higher expense ratio and to pay lower dividends than Class A shares; (ii) certain other class specific expenses will be borne solely by the class to which such expenses are attributable; and (iii) each class has exclusive voting rights with respect to matters relating to its own distribution arrangements.

2.       Significant Accounting Policies

The following is a summary of the Trust's significant accounting policies:

Security valuation - The Funds' portfolio securities are valued as of the close of business of the regular session of trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time). Securities traded on a national stock exchange or quoted by NASDAQ are valued based upon the closing price on the principal exchange where the security is traded, or, if not traded on a particular day, at the closing bid price. U.S. Government obligations are valued at their most recent bid prices as obtained from one or more of the major market makers for such securities. With respect to the International Value Fund, the U.S. dollar value of foreign securities and forward foreign currency exchange contracts is determined using spot and forward currency exchange rates, respectively, supplied by a quotation service.

Share valuation - The net asset value per share of each class of shares of each Fund is calculated daily by dividing the total value of a Fund's assets attributable to that class, less liabilities attributable to that class, by the number of shares of that class outstanding. The maximum offering price of Class A shares of each Fund is equal to the net asset value per share plus a sales load equal to 5.54% of the net asset value (or 5.25% of the offering price). The offering price of Class C shares of each Fund is equal to the net asset value per share.

The redemption price per share of Class A shares and Class C shares of each Fund is equal to net asset value per share. However, Class C shares of each Fund are subject to a contingent deferred sales load of 1% of the original purchase price if redeemed within a one-year period from the date of purchase.

Investment income - Dividend income is recorded on the ex-dividend date. Interest income is accrued as earned. Discounts and premiums on securities purchased are amortized in accordance with income tax regulations which approximate generally accepted accounting principles.

Distributions to shareholders - The Large Cap Value Fund, the Balanced Fund and the International Value Fund each expects to distribute substantially all of its net investment income, if any, on a quarterly basis. The Small Cap Value Fund expects to distribute substantially all of its net investment income, if any, on an annual basis. Each Fund expects to distribute any net realized long-term capital gains at least once each year. Management will determine the timing and frequency of the distributions of any net realized short-term capital gains.

Dividends from net investment income and from net realized capital gains are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for foreign currency transactions, deferrals of certain losses, and differing book/tax treatment of certain income items.

These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassifications.

As of March 31, 2000, the following reclassifications have been made to increase (decrease) such accounts with offsetting adjustments made to paid-in capital:



                                                    Accumulated                 Accumulated Net
                                                 Undistributed Net           Realized gain/(loss)
                                                 Investment Income              on Investments
                                            ----------------------------- ---------------------------
     Small Cap Value Fund                      $      (38,418)                $     38,418
     Balanced Fund                                    (6,447)                       7,184
     International Value Fund                         109,295                     (564,335)


Allocation between classes - Investment income earned, realized capital gains and losses, and unrealized appreciation and depreciation for the Funds are allocated daily to each class of shares based upon its proportionate share of total net assets of the Fund. Class specific expenses are charged directly to the class incurring the expense. Common expenses which are not attributable to a specific class are allocated daily to each class of shares based upon its proportionate share of the total net assets of the Fund.

Organization expenses - Expenses of the organization have been capitalized and are being amortized on a straight-line basis over five years. In the event any of the initial shares of a Fund are redeemed during the amortization period, the redemption proceeds will be reduced by a pro rata portion of any unamortized organization expenses in the same proportion as the number of initial shares being redeemed bears to the number of initial shares of the Fund outstanding at the time of redemption.

Security transactions - Security transactions are accounted for on the trade date. Securities sold are valued on a specific identification basis.

Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

Federal income tax - It is each Fund's policy to comply with the special provisions of the Internal Revenue Code available to regulated investment companies. As provided therein, in any fiscal year in which a Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Fund's intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net investment income (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

As of March 31, 2000, for federal income tax purposes, the Funds have capital loss carryforwards available to offset future capital gains, if any, in the following amounts:

                                                         AMOUNT        EXPIRES MARCH 31,
          ------------------------------------ ------------------- ------------------------------
          Large Cap Value Fund                          $  39,825              2007
                                                          276,731              2008
          Small Cap Value Fund                            622,259              2008
          Balanced Fund                                   489,511              2008



The following information is based upon the federal income tax cost of portfolio investments as of March 31, 2000:

                                                     Large Cap          Small Cap           Balanced         International
                                                     Value Fund         Value Fund          Fund             Value Fund

Gross unrealized appreciation.....................   $  1,544,465       $  1,821,528       $   671,934      $   5,710,176
Gross unrealized depreciation.....................       (660,497)        (4,013,700)         (650,964)          (516,386)
                                                      -----------        ------------       -----------      ------------
Net unrealized appreciation (depreciation)........   $    883,968       $ (2,192,172)      $    20,970      $   5,193,790
                                                     ============       ============       ===========      =============

Federal income tax cost...........................   $  9,753,071       $ 18,038,220       $ 9,862,217      $  16,347,717
                                                     ============       ============       ===========      =============


3. Investment Transactions

Investment transactions, other than short-term investments, were as follows for the year ended March 31, 2000:

                                                                 Large Cap          Small Cap          Balanced        International
                                                                 Value Fund         Value Fund         Fund             Value Fund

Purchases of portfolio securities...........................    $ 7,692,931        $ 16,255,154      $ 20,377,791      $  25,896,189
                                                                ===========        ============      ============      =============
Proceeds from sales and maturities of portfolio securities..    $ 7,320,108        $ 17,811,153      $ 20,667,284      $  20,053,589
                                                                ===========        ============      ============      ============

4. Transactions with Affiliates

Certain trustees and officers of the Trust are also officers of C.H. Dean & Associates, Inc. (the Advisor) or of Unified Fund Services (UFS), the administrative services agent, shareholder servicing and transfer agent, and accounting services agent for the Trust.

INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENT
The Funds' investments are managed by the Adviser pursuant to the terms of an Advisory Agreement. Each Fund pays the Adviser an investment management fee, computed and accrued daily and paid monthly, at an annual rate of 1.00% of the average daily net assets for the Large Cap Value Fund, the Small Cap Value Fund and the Balanced Fund and 1.25% of the average daily net assets for the International Value Fund.

Newton Capital Management Ltd. (Newton Capital) has been retained by the Adviser to manage the investments of the International Value Fund. The Adviser (not the Fund) pays Newton Capital a fee for its services equal to the rate of 0.50% of the Fund's average daily net assets.

In order to voluntarily reduce operating expenses during the year ended March 31, 2000 the Adviser waived $27,290 of its advisory fees and reimbursed $8,842 of Class C expenses for the Large Cap Value Fund; waived $1,056 of its advisory fee and reimbursed $9,076 of Class A expenses for the Small Cap Value Fund; waived $16,223 of its advisory fee and reimbursed $13,449 of Class A expenses for the Balanced Fund; and waived $103,091 of its advisory fee and reimbursed $300 of Class C expenses for the International Value Fund.

ADMINISTRATION AGREEMENT
Under the terms of a Mutual Fund Services Agreement, UFS serves as administrative services agent for the Trust. UFS supplies non-investment related administrative and compliance services for the Funds. UFS prepares tax returns, reports to shareholders, reports to and filings with the Securities and Exchange Commission and state securities commissions, and materials for meetings of the Board of Trustees. For these services, UFS receives a monthly fee from each Fund at an annual rate of 0.09% on its average daily net assets up to $100 million, 0.06% on the next $150 million of such net assets, and 0.05% on such net assets in excess of $250 million, subject to a $1,250 minimum monthly fee.

Prior to November 15, 1999, Countrywide Fund Services (CFS) provided the above administrative services to the Trust For these services, CFS received a monthly fee from each Fund at an annual rate of 0.10% on its average daily net assets up to $100 million, 0.075% on the next $100 million of such net assets, and 0.05% on such net assets in excess of $200 million, subject to a $1,000 minimum monthly fee.

TRANSFER AGENT AND SHAREHOLDER SERVICING AGREEMENT
Under the terms of the Mutual Fund Services Agreement, UFS serves as transfer agent and shareholder services agent for the Trust. UFS maintains the records of each shareholder's account, answers shareholder's inquiries concerning their accounts, processes purchases and redemptions of the Funds' shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. For these services, UFS receives a monthly fee based on the number of shareholder accounts in each class of each Fund, subject to a $1,000 minimum monthly fee for each class of shares of a Fund. In addition, each Fund pays out-of-pocket expenses including, but not limited to, postage and supplies.

Prior to November 15, 1999, CFS provided the above services to the Trust. For these services, CFS received a monthly fee based on the number of shareholder accounts in each class of each Fund, subject to a $1,200 minimum monthly fee for each class of shares of a Fund. In addition, each Fund pays out-of-pocket expenses including, but not limited to, postage and supplies.

ACCOUNTING SERVICES AGREEMENT
Under the terms of the Mutual Fund Services Agreement, UFS serves as accounting services agent for the Trust. UFS calculates the daily net asset value per share and maintains the financial books and records of the Funds. For these services, UFS receives a monthly fee from each Fund at an rate of 0.05% of its average daily net assets up to $100 million, 0.04% of the next $150 million of such net assets, and 0.03% of such net assets in excess of $250 million, subject to a $26,000 minimum annual fee for each Fund. In addition, each Fund pays certain out-of-pocket expenses incurred by UFS in obtaining valuations of such Fund's portfolio securities.

Prior to November 15, 1999, CFS provided the above service to the Trust. For these services, CFS received a monthly fee of $3,000 from each Fund, as well as out-of-pocket expenses.

UNDERWRITING AGREEMENT
2480 Securities LLC (the Underwriter), an affiliate of the Adviser, serves as principal underwriter for the Funds and, as such, is the exclusive agent for the distribution of shares of the Funds. Under the terms of the Underwriting Agreement between the Trust and the Underwriter, the Underwriter earned $2,169, $8,196, $3,239, and $1,151 from underwriting and broker commissions on the sale of shares of the Large Cap Value Fund, the Small Cap Value Fund, the Balanced Fund, and the International Value Fund, respectively, during the year ended March 31, 2000.

PLANS OF DISTRIBUTION
The Trust has a Plan of Distribution (Class A Plan) under which Class A shares may directly incur or reimburse the Adviser for expenses related to the distribution and promotion of shares. The annual limitation for payment of such expenses under the Class A Plan is 0.25% of average daily net assets attributable to such shares.

The Trust also has a Plan of Distribution (Class C Plan) which provides for two categories of payments. First, the Class C Plan provides for the payment to the Underwriter of an account maintenance fee, in an amount equal to an annual rate of 0.25% of a Fund's average daily net assets attributable to Class C shares. In addition, the Class C shares may directly incur or reimburse the Underwriter in an amount not to exceed

0.75% per annum of a Fund's average daily net assets attributable to Class C shares for certain distribution-related expenses incurred in the distribution and promotion of the Fund's Class C shares.

5. Foreign Currency Translation

With respect to the International Value Fund, amounts denominated in or expected to settle in foreign currencies are translated into U.S. dollars based on exchange rates on the following basis:

A. The market values of investment securities and other assets and liabilities are translated at the closing rate of exchange each day.

B. Purchases and sales of investment securities and income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions.

C. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from those resulting from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains and losses from investments. Reported net realized foreign exchange gains or losses arise from 1) sales of foreign currencies, 2) currency gains or losses realized between the trade and settlement dates on securities transactions, and 3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent to the amounts actually received or paid. Reported net unrealized foreign exchanges or losses arise from changes in the value of assets and liabilities, other than investments, resulting from changes in exchange rates.

6.        Forward Foreign Currency Exchange Contracts

The International Value Fund enters into foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific transactions or portfolio positions. The objective of the Fund's foreign currency hedging transactions is to reduce the risk that the U.S. dollar value of the Fund's securities denominated in foreign currency will decline in value due to changes in foreign currency exchange rates. All foreign currency exchange contracts are "marked-to-market" daily at the applicable translations rates resulting in unrealized gains or losses. Realized and unrealized gains or losses are included in the Fund's Statement of Assets and Liabilities and Statement of Operations. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

As of March 31, 2000, the International Value Fund had forward foreign currency exchange contracts outstanding as follows:


                                                                                                          Net Unrealized

                      Settlement                       To Receive         Initial         Market            Appreciation
                         Date                         (To Deliver)        Value            Value           (Depreciation)

Contracts To Sell

   06/15/00...................................        (191,521) EUR   $  (192,456)  $     (184,238)        $  8,218
   06/15/00...................................     (39,114,000) JPY      (368,913)        (386,413)         (17,500)
   06/15/00...................................     (47,635,000) JPY      (464,392)        (470,594)          (6,202)
   06/15/00...................................     (50,142,000) JPY      (473,775)        (495,361)         (21,586)
   06/15/00...................................     (17,500,000) JPY      (170,607)        (172,885)          (2,278)
   06/15/00...................................     (32,800,000) JPY      (328,435)        (324,036)           4,399
   08/15/00...................................        (402,000) HKD       (51,654)         (51,638)              16
   04/03/00...................................        (206,789) GBP      (329,912)        (329,912)           -----
   04/03/00...................................         (72,566) BRL       (41,254)         (41,585)            (331)
   04/03/00...................................         (58,893) BRL       (33,481)         (33,750)            (269)

                                                                      -----------     ------------          -------
Total sell contracts..........................                         (2,454,879)      (2,490,412)         (35,533)
                                                                      -----------     ------------          -------

Contracts To Buy

   04/03/00...................................      9,480,739   JPY        92,675           92,675            -----
   04/03/00...................................         344,820  EUR       329,940          329,940            -----
   06/15/00...................................         107,759  GBP       174,930           67,525         (107,405)
   06/15/00...................................         363,800  EUR       375,824          349,967          (25,857)
   06/15/00...................................         460,242  EUR       467,674          442,741          (24,933)
   06/15/00...................................         294,071  GBP       476,248          184,274         (291,974)
   06/15/00...................................     20,057,000   JPY       189,512          198,147            8,634
                                                                       ----------    -------------          -------
Total buy contracts...........................                          2,106,803        1,665,269         (441,534)
                                                                       ----------    -------------         --------

Net Contracts.................................                       $   (348,076)      $ (825,143)     $  (477,067)
                                                                     =========       ==========      ===========


BRL -  Brazilian Real
EUR -  Euro Currency Unit
GBP -  British Pound Sterling
HKD -  Hong Kong Dollar
JPY -  Japanese Yen

                         Report of Independent Auditors



To the Shareholders and Trustees
Dean Family of Funds

We have audited the accompanying statements of assets and liabilities, including the schedules of portfolio investments, of the Dean Family of Funds (consisting of Large Cap Value Fund, Small Cap Value Fund, Balanced Fund, and International Value Fund, collectively, the Funds) as of March 31, 2000, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2000, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the funds as of March 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States.


/s/ Ernst & Young LLP


Cincinnati, Ohio
June 12, 2000

DEAN Family of Funds
2480 Kettering Tower
Dayton, Ohio 45423

BOARD OF TRUSTEES
Chauncey H. Dean
Dr. Robert D. Dean
Dr. Sam B. Gould
Frank J. Perez
Dr. David H. Ponitz
Gilbert P. Williamson

INVESTMENT ADVISER
C.H. DEAN & ASSOCIATES, INC.
2480 Kettering Tower
Dayton, Ohio 45423

UNDERWRITER
2480 SECURITIES LLC
2480 Kettering Tower
Dayton, Ohio 45423

TRANSFER AGENT
UNIFIED FUND SERVICES, INC.
P.O. Box 6110
Indianapolis, Indiana 46206-6110

SHAREHOLDER SERVICE
Nationwide: (Toll-Free) 888-899-8343

Table of Contents
------------------------------------

Chairman and President's Letter
Discussions of Performance:
        Large Cap Value Fund
        Small Cap Value Fund
        Balanced Fund
        International Value Fund
Fund Facts
Portfolios of Investments:
        Large Cap Value Fund
        Small Cap Value Fund
        Balanced Fund
        International Value Fund
Financial Statements
Notes to Financial Statements
Report of Independent Auditors